                                                                   Exhibit 10.21

                                  OFFICE LEASE
                                    between

                          FOSTER PLAZA HOLDING CORP.,
                           a Pennsylvania corporation

                                   (Landlord)

                                      and

                              IGATE CAPITAL, INC.,
                             a Delaware corporation

                                    (Tenant)

                               TABLE OF CONTENTS
                               -----------------

                                 OFFICE LEASE
                                 ------------

Article    Title                                                 Page
-------    -----                                                 ----

1          Definitions                                             1

2          Premises                                                2

3          Term                                                    2

4          Rental                                                  2

5          Security Deposit                                        5

6          Use of  Premises                                        5

7          Utilities and Services                                  6

8          Maintenance and Repairs                                 7

9          Alterations, Additions and Improvements                 8

10         Indemnification and Insurance                           9

11         Damage or Destruction                                  10

12         Condemnation                                           11

13         Relocation                                             11

14         Assignment and Subletting                              11

15         Default and Remedies                                   13

16         Attorneys' Fees; Costs of Suits                        16

17         Subordination and Attornment                           16

18         Quiet Enjoyment                                        17

19         Rules and Regulations                                  17

20         Estoppel Certificates                                  17

21         Entry by Landlord                                      18

22         Landlord's Lease Undertakings-Exculpation from         18
           Personal Liability; Transfer of Landlord's Interest

23         Holdover Tenancy                                       18

24         Notices                                                18

25         Brokers                                                19

26         Electronic Services                                    19

27         Miscellaneous                                          20

                                    EXHIBITS
                                    --------
Exhibit A  Floor Plan
Exhibit B  Work Letter Agreement
Exhibit C  Rules and Regulations
Exhibit D  Omitted
Exhibit E  Suite Acceptance Agreement

                                  OFFICE LEASE
                                  ------------


     THIS OFFICE LEASE ("Lease"), dated June 8, 2000, is made and entered into by and between FOSTER PLAZA HOLDING CORP., a Pennsylvania corporation ("Landlord") and IGATE CAPITAL, INC., a Delaware corporation ("Tenant") upon the following terms and conditions:

                            ARTICLE I - DEFINITIONS
                            -----------------------

     Unless the context otherwise specifies or requires, the following terms shall have the meanings specified herein;

     1.01  Building.   The term "Building" shall mean that certain office
           ---------
building located at:

680 Andersen Drive, Pittsburgh, PA 15220 commonly known as FOSTER PLAZA X together with any related land, improvements, parking facilities, common areas, driveways, sidewalks and landscaping.

     1.02  Premises.   The term "Premises" shall mean Suite 500 in the Building,
           ---------
as more particularly outlined on the drawing attached hereto as Exhibit A and incorporated herein by reference. As used herein, "Premises" shall not include any storage area in the Building, which shall be leased or rented pursuant to separate agreement.

     1.03  Rentable Area of the Premises.   The term "Rentable Area of the
           ------------------------------
Premises" shall mean 12,895 square feet, which Landlord and Tenant have stipulated as the Rentable Area of the Premises. Tenant acknowledges that the Rentable Area of the Premises includes the usable area, without deduction for columns or projections, multiplied by a load factor to reflect a share of certain areas, which may include lobbies, corridors, mechanical, utility, janitorial, boiler and service rooms and closets, restrooms and other public, common and service areas of the Building.

     1.04  Lease Term.   The term "Lease Term" shall mean the period between the
           -----------
Commencement Date and the Expiration Date (as such terms are hereinafter defined), unless sooner terminated as otherwise provided in this Lease.

     1.05  Commencement Date.   Subject to adjustment as provided in Article 3,
           ------------------
the term "Commencement Date" shall mean September 1, 2000.

     1.06  Expiration Date.   Subject to adjustment as provided in Article 3,
           ----------------
the term "Expiration Date" shall mean August 31, 2006.

     1.07  Base Rent.   Subject to adjustment as provided in Article 4, the term
           ----------
"Base Rent" shall mean
Twenty Four Thousand Seven Hundred Fifteen and 42/100 Dollars ($24,715.42) per month.

     1.08  Tenant's Percentage Share.   The term "Tenant's Percentage Share"
           --------------------------
shall mean Eight and 62/100 percent (8.25%) with respect to increases in Property Taxes and Operating Expenses (as such terms are hereinafter defined). Landlord may reasonably redetermine Tenant's Percentage Share from time to time to reflect reconfigurations, additions or modifications to the Building.

     1.09  Security Deposit.   Omitted
           -----------------

     1.10  Tenant's Permitted Use.   The term "Tenant's Permitted Use" shall
           -----------------------
mean general office use and no other use.

     1.11  Business Hours.   The term "Business Hours" shall mean the hours of
           ---------------
8:00 A.M. to 6:00 P.M., Monday through Friday and 9:00 A.M to 1:00 P.M. Saturdays (federal and state holidays excepted). Holidays are defined as the following: New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and to the extent of utilities or services provided by union members engaged at the Building, such other holidays observed by such unions.

     1.12  Landlord's Address For Notices.   The term "Landlord's Address for
           -------------------------------
Notices" shall mean Kennedy-Wilson Pennsylvania Management Inc., 680 Andersen Drive, Pittsburgh, Pennsylvania 15220-2700, Attn: Property Manager, with copies to Kennedy-Wilson Properties Ltd., 900 North Michigan Avenue, Suite 1800, Chicago, Illinois 60611, Attn: Property Management and Heitman Capital Management LLC, 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601,
Attn:  Chief Operating Officer.

     1.13  Tenant's Address for Notices.   The term "Tenant's Address for
           -----------------------------
Notices" shall mean
680 Andersen Drive, Pittsburgh, PA 15220, ATTN: Chief Financial Officer.

1.14  Broker.   The term "Broker"  shall mean Kennedy-Wilson Pennsylvania
      -------
Management Inc and the Gustine Company.

     1.15  Guarantor.   Omitted.
           ----------

                             ARTICLE II - PREMISES
                             ---------------------

     2.01  Lease of Premises.   Landlord hereby leases the Premises to Tenant,
           ------------------
and Tenant hereby leases the Premises from Landlord, upon all of the terms, covenants and conditions contained in this Lease. On the Commencement Date described herein, Landlord shall deliver the Premises to Tenant in substantial conformance with the Work Letter Agreement attached hereto as Exhibit B.

     2.02  Acceptance of Premises.   Tenant acknowledges that Landlord has not
           -----------------------
made any representation or warranty with respect to the condition of the Premises or the Building or with respect to the suitability or fitness of either for the conduct of Tenant's Permitted Use or for any other purpose. Prior to Tenant's taking possession of the Premises, Landlord or its designee and Tenant will walk the Premises for the purpose of reviewing the condition of the Premises (and the condition of completion and workmanship of any tenant improvements which Landlord is required to construct in the Premises pursuant to this Lease); after such review, Tenant shall execute a Suite Acceptance Letter, in the form of Exhibit E attached hereto, accepting the Premises. Except as is expressly set forth in this Section 2.02 or the Work Letter Agreement attached hereto, if any, or as may be expressly set forth in Suite Acceptance Letter, Tenant agrees to accept the Premises in its "as is" said physical condition without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements (or to provide any allowance for same).


                               ARTICLE III - TERM
                               ------------------

     3.01 Except as otherwise provided in this Lease, the Lease Term shall be for the period described in Section 1.04 of this Lease, commencing on the Commencement Date described in Section 1.05 of this Lease and ending on the Expiration Date described in Section 1.06 of this Lease; provided, however, that, if, for any reason, Landlord is unable to deliver possession of the Premises on the date described in Section 1.05 of this Lease, Landlord shall not be liable for any damage caused thereby, nor shall the Lease be void or voidable, but, rather, the Lease Term shall commence upon, and the Commencement Date shall be the date that possession of the Premises is so tendered to Tenant (except for Tenant-caused delays which shall not be deemed to delay commencement of the Lease Term), and, unless Landlord elects otherwise, the Expiration Date described in Section 1.06 of this Lease shall be extended by an equal number of days.


                              ARTICLE IV - RENTAL
                              -------------------

     4.01  Definitions.   As used herein,
           ------------

     (A)   "Base Year"  shall mean the 2001 calendar year.

     (B) "Property Taxes" shall mean the aggregate amount of all real estate taxes, assessments (whether they be general or special), sewer rents and charges, transit taxes, taxes based upon the receipt of rent and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes, capital stock, inheritance, estate, gift, or any other taxes imposed upon or measured by Landlord's gross income or profits, unless the same shall be imposed in lieu of real estate taxes or other ad valorem taxes), which Landlord shall pay or become obligated to pay in connection with the Building, or any part thereof. Property Taxes shall also include all fees and costs, including attorneys' fees, appraisals and consultants' fees, incurred by Landlord in seeking to obtain a reassessment, reduction of, or a limit on the increase in, any Property Taxes, regardless of whether any reduction or limitation is obtained. Property Taxes for any calendar year shall be Property Taxes which are due for payment or paid in such year, rather than Property Taxes which are assessed or become a lien during such year. Property Taxes shall include any tax, assessment, levy, imposition or charge imposed upon Landlord and measured by or based in whole or in part upon the Building or the rents or other income from the Building, to the extent that such items would be payable if the Building was the only property of Landlord subject to same and the income received by Landlord from the Building was the only income of Landlord. Property Taxes shall also include any personal property taxes imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances of Landlord used in connection with the Building.

     (C) "Operating Expenses" shall mean all costs, fees, disbursements and expenses paid or incurred by or on behalf of Landlord in the operation, ownership, maintenance, insurance, management, replacement and repair of the Building (excluding Property Taxes) including without limitation:

     (i) Premiums for property, casualty, liability, rent interruption or other types of insurance carried by Landlord.

     (ii) Salaries, wages and other amounts paid or payable for personnel including the Building manager, superintendent, operation and maintenance staff, and other employees of Landlord involved in the maintenance and operation of the Building, including contributions and premiums towards fringe benefits, unemployment, disability and worker's compensation insurance, pension plan contributions and similar premiums and contributions and the total charges of any independent contractors or property managers engaged in the operation, repair, care, maintenance and cleaning of any portion of the Building.

     (iii) Cleaning expenses, including without limitation janitorial services, window cleaning, and garbage and refuse removal.

     (iv) Landscaping expenses, including without limitation irrigating, trimming, mowing, fertilizing, seeding, and replacing plants.

     (v) Heating, ventilating, air conditioning and steam/utilities expenses, including fuel, gas, electricity, water, sewer, telephone, and other services.

     (vi) Subject to the provisions of Section 4.01(C)(xii) below, the cost of maintaining, operating, repairing and replacing components of equipment or machinery, including without limitation heating, refrigeration, ventilation, electrical, plumbing, mechanical, elevator, sprinklers, fire/life safety, security and energy management systems, including service contracts, maintenance contracts, supplies and parts.

     (vii)  Other items of repair or maintenance of elements of the Building.

     (viii) The costs of policing, security and supervision of the Building.

     (ix) Fair market rental and other costs with respect to the management office for the Building.

     (x) The cost of the rental of any machinery or equipment and the cost of supplies used in the maintenance and operation of the Building.

     (xi) Audit fees and the cost of accounting services incurred in the preparation of statements referred to in this Lease and financial statements, and in the computation of the rents and charges payable by tenants of the Building.

     (xii) Capital expenditures (a) made primarily to reduce Operating Expenses, or to comply with any laws or other governmental requirements, or (b) for replacements (as opposed to additions or new improvements) of non-structural items located in the common areas of the property required to keep such areas in good condition; provided, all such permitted capital expenditures (together with reasonable financing charges) shall be amortized for purposes of this Lease over the shorter of (i) their useful lives, (ii) the period during which the reasonably estimated savings in Operating Expenses equals the expenditures, or
(iii) three (3) years.

     (xiii) Legal fees and expenses.

     (xiv) Payments under any easement, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs in any planned development.

     (xv) A fee for the administration and management of the Building as reasonably determined by Landlord from time to time and similar to those being charged for similar properties located in the Pittsburgh Parkway West corridor.

     Operating Expenses shall not include costs of alteration of the premises of tenants of the Building, depreciation charges, interest and principal payments on mortgages, ground rental payments, real estate brokerage and leasing commissions, expenses incurred in enforcing obligations of tenants of the Building, salaries and other compensation of executive officers of the managing agent of the Building senior to the Building manager, costs of any special service provided to any one tenant of the Building but not to tenants of the Building generally, and costs of marketing or advertising the Building.

     (D) If the Building does not have one hundred percent (100%) occupancy during an entire calendar year, including the Base Year, then the variable cost component of "Property Taxes" and "Operating Expenses" shall be equitably adjusted so that the total amount of Property Taxes and Operating Expenses equals the total amount which would have been paid or incurred by Landlord had the Building been one hundred percent (100%) occupied for the entire calendar year. In no event shall Landlord be entitled to receive from Tenant and any other tenants in the Building an aggregate amount in excess of actual Property Taxes and Operating Expenses as a result of the foregoing provision(s).

     4.02  Base Rent.
           ----------

     (A) During the Lease Term, Tenant shall pay to Landlord as rental for the Premises the Base Rent described in Section 1.07 above, subject to the following annual adjustments (herein called the "Rent Adjustments"):

     (B) During each calendar year, the Base Rent payable by Tenant to Landlord shall be increased by (collectively, the "Tax and Operating Expense Adjustment"): (i) Tenant's Percentage Share of the dollar increase, if any, in Property Taxes for such year over Property Taxes for the Base Year; and (i) Tenant's Percentage Share of the dollar increase, if any, in Operating Expenses paid or incurred by Landlord during such year over the Operating Expenses paid or incurred by Landlord during the Base Year. In the event that there is a decrease in Property Taxes or Operating Expenses (in any subsequent year after an increase), the Tenant's Base Rent shall be reduced by (i) Tenant's Percentage Share of the dollar decrease, if any, in Property Taxes (i) Tenant's Percentage Share of the dollar decrease, if any, in Property Taxes. Notwithstanding anything in the previous sentence to the contrary, a decrease in Property Taxes or any Operating Expenses below the Base Year amounts shall not decrease the amount of the Base Rent due hereunder or give rise to a credit in favor of Tenant.

     4.03  Adjustment Procedure; Estimates.   The Tax and Operating Expense
           --------------------------------
Adjustment specified in Section 4.02(B) shall be determined and paid as follows:

     (A) During each calendar year subsequent to the Base Year, Landlord shall give Tenant written notice of its estimate of any increased amounts payable under Section 4.02(B) for that calendar year. On or before the first day of each calendar month during the calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of such estimated amounts; provided, however, that, not more often than quarterly, Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

     (B) Within one hundred twenty (120) days after the close of each calendar year or as soon thereafter as is practicable, Landlord shall deliver to Tenant a statement of that year's Property Taxes and Operating Expenses, and the actual Tax and Operating Expense Adjustment to be made pursuant to Section 4.02(B) for such calendar year, as determined by Landlord (the "Landlord's Statement") and such Landlord's Statement shall be binding upon Tenant, except as provided in
Section 4.04 below. If the amount of the actual Tax and Operating Expense Adjustment is more than the estimated payments for such calendar year made by Tenant, Tenant shall pay the deficiency to Landlord upon receipt of Landlord's Statement. If the amount of the actual Tax and Operating Expense Adjustment is less than the estimated payments for such calendar year made by Tenant, any excess shall be credited against Rent (as hereinafter defined) next payable by Tenant under this Lease or, if the Lease Term has expired, any excess shall be paid to Tenant. No delay in providing the statement described in this subparagraph (B) shall act as a waiver of Landlord's right to payment under
Section 4.02(B) above.

     (C) If this Lease shall terminate on a day other than the end of a calendar year, the amount of the Tax and Operating Expense Adjustment to be paid pursuant to Section 4.02(B) that is applicable to the calendar year in which such termination occurs shall be prorated on the basis of the number of days from January 1 of the calendar year to the termination date bears to 365. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to Section 4.03(B) to be performed after such termination.

     4.04  Review of Landlord's Statement.   Provided that Tenant is not then in
           -------------------------------
default beyond any applicable cure period of its obligations to pay Base Rent, additional rent described in Section 4.02(B), or any other payments required to be made by it under this Lease and provided further that Tenant strictly complies with the provisions of this Section 4.04, Tenant shall have the right, once each calendar year, to reasonably review supporting data for any portion of a Landlord's Statement (provided, however, Tenant may not have an audit right to all documentation relating to Building operations as this would far exceed the relevant information necessary to properly document a pass-through billing statement, but real estate tax statements, and information on utilities, repairs, maintenance, insurance and all other reasonably necessary materials will be available), in accordance with the following procedure:

     (A) Tenant shall, within thirty (30) days after any such Landlord's Statement is delivered, deliver a written notice to Landlord specifying that Tenant wishes to review Landlord's Statement, and Tenant shall simultaneously pay to Landlord all amounts due from Tenant to Landlord as specified in the Landlord's Statement. Except as expressly set forth in subsection (C) below, in no event shall Tenant be entitled to withhold, deduct, or offset any monetary obligation of Tenant to Landlord under the Lease (including, without limitation, Tenant's obligation to make all payments of Base Rent and all payments of Tenant's Tax and Operating Expense Adjustment) pending the completion of and regardless of the results of any review of records under this Section 4.04. The right of Tenant under this Section 4.04 may only be exercised once for any Landlord's Statement, and if Tenant fails to meet any of the above conditions as a prerequisite to the exercise of such right, the right of Tenant under this
Section 4.04 for a particular Landlord's Statement shall be deemed waived.

     (B) Tenant acknowledges that Landlord maintains its records for the Building at Landlord's manager's corporate offices presently located at the address set forth in Section 1.12 and Tenant agrees that any review of records under this Section 4.04 shall be at the sole expense of Tenant and shall be conducted by an independent firm of certified public accountants of national standing. Tenant acknowledges and agrees that any records reviewed under this
Section 4.04 constitute confidential information of Landlord, which shall not be disclosed to anyone other than the accountants performing the review and the principals of Tenant who receive the results of the review. The disclosure of such information to any other person, whether or not caused by the conduct of Tenant, shall constitute a material breach of this Lease.

     (C) Any errors disclosed by the review shall be promptly corrected by Landlord, provided, however, that if Landlord disagrees with any such claimed errors, Landlord shall have the right to cause another review to be made by an independent firm of certified public accountants of national standing. In the event that the results of the review of records (taking into account, if applicable, the results of any additional review caused by Landlord) reveal that Tenant has overpaid obligations for a preceding period, the amount of such overpayment shall be credited against Tenant's subsequent installment obligations to pay the estimated Tax and Operating Expense Adjustment and if Tenant has over paid by more than 5%, the actual reasonable cost of Tenant's review shall be credited. In the event that such results show that Tenant has underpaid its obligations for a preceding period, Tenant shall be liable for Landlord's actual accounting fees, and the amount of such underpayment shall be paid by Tenant to Landlord with the next succeeding installment obligation of estimated Tax and Operating Expense Adjustment.

     4.05  Payment.   Concurrently with the execution hereof, Tenant shall pay
           --------
Landlord Base Rent for the first calendar month of the Lease Term. Thereafter the Base Rent described in Section 1.07, as adjusted in accordance with Section 4.02, shall be payable in advance on the first day of each calendar month. If the Commencement Date is other than the first day of a calendar month, the prepaid Base Rent for such partial month shall be prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the total number of days in the calendar month. All Rent, and all other amounts payable to Landlord by Tenant pursuant to the provisions of this Lease, shall be paid to Landlord, without notice, demand, abatement, deduction or offset, in lawful money of the United States at Landlord's office in the Building or to such other person or at such other place as Landlord may designate from time to time by written notice given to Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the correct Rent due hereunder shall be deemed to be other than a payment on account; nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law or in equity provided.

     4.06  Late Charge; Interest.   Tenant acknowledges that the late payment of
           ----------------------
Base Rent or any other amounts payable by Tenant to Landlord hereunder (all of which shall constitute additional rental to the same extent as Base Rent) will cause Landlord to incur administrative costs and other damages, the exact amount of which would be impracticable or extremely difficult to ascertain. Landlord and Tenant agree that if Landlord does not receive any such payment on or before five (5) days after the date the payment is due, Tenant shall pay to Landlord, as additional rent, (a) a late charge equal to three percent (3%) of the overdue amount to cover such additional administrative costs; and (b) interest on the delinquent amounts at the lesser of the maximum rate permitted by law if any or twelve percent (12%) per annum from the date due to the date paid.

     4.07  Additional Rent.   For purposes of this Lease, all amounts payable by
           ----------------
Tenant to Landlord pursuant to this Lease, whether or not denominated as such, shall constitute Base Rent. Any amounts due Landlord shall sometimes be referred to in this Lease as "Rent".

     4.08  Rent Taxes.   Notwithstanding anything in Sections 4.01(B) to the
           -----------
contrary, Tenant shall pay any rent, sales, service, transfer or value added tax, or any other applicable tax on the Rent or services herein or otherwise respecting this Lease (and such taxes shall not be included in Property Taxes).


                          ARTICLE V - SECURITY DEPOSIT
                          ----------------------------

     5.01  Omitted.


                          ARTICLE VI - USE OF PREMISES
                          ----------------------------

     6.01  Tenants Permitted Use.   Tenant shall use the Premises only for
           ----------------------
Tenant's Permitted Use as set forth in Section 1.10 above and shall not use or permit the Premises to be used for any other purpose. Tenant shall, at its sole cost and expense, obtain all governmental licenses and permits required to allow Tenant to conduct Tenant's Permitted Use. Landlord disclaims any warranty that the Premises are suitable for Tenant's use and Tenant acknowledges that it has had a full opportunity to make its own determination in this regard.

     6.02  Compliance With Laws and Other Requirements.
           --------------------------------------------

     (A) Tenant shall cause the Premises (with Landlord's assistance at no cost to Landlord) to comply in all material respects with all laws, ordinances, regulations and directives of any governmental authority having jurisdiction including, without limitation, any certificate of occupancy and any law, ordinance, regulation, covenant, condition or restriction affecting the Building or the Premises which in the future may become applicable to the Premises (collectively "Applicable Laws").

     (B) Tenant shall not use the Premises, or permit the Premises to be used, in any manner which: (a) violates any Applicable Law; (b) causes or is reasonably likely to cause damage to the Building or the Premises; (c) violates a requirement or condition of any fire and extended insurance policy covering the Building and/or the Premises, or increases the cost of such policy; (d) constitutes or is reasonably likely to constitute a nuisance, annoyance or inconvenience to other tenants or occupants of the Building or its equipment, facilities or systems; (e) interferes with, or is reasonably likely to interfere with, the transmission or reception of microwave, television, radio, telephone or other communication signals by antennae or other facilities located in the Building; or (f) violates the Rules and Regulations described in Article XIX.

     6.03  Hazardous Materials.
           --------------------

     (A) No Hazardous Materials, as defined herein, shall be Handled, as also defined herein, upon, about, above or beneath the Premises or any portion of the Building by or on behalf of Tenant, its subtenants or its assignees, or their respective contractors, clients, officers, directors, employees, agents, or invitees. Any such Hazardous Materials so Handled shall be known as Tenant's Hazardous Materials. Notwithstanding the foregoing, normal quantities of Tenant's Hazardous Materials customarily used in the conduct of general administrative and executive office activities (e.g., copier fluids and cleaning supplies) may be Handled at the Premises without Landlord's prior written consent. Tenant's Hazardous Materials shall be Handled at all times in compliance with the manufacturer's instructions therefor and all applicable Environmental Laws, as defined herein.

     (B) Notwithstanding the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, at its sole cost and expense, promptly take all actions required by any Regulatory Authority, as defined herein, or necessary for Landlord to make full economic use of the Premises or any portion of the Building, which requirements or necessity arises from the Handling of Tenant's Hazardous Materials upon, about, above or beneath the Premises or any portion of the Building. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Premises or any portion of the Building, the preparation of any feasibility studies or reports and the performance of any cleanup, remedial, removal or restoration work. Tenant shall take all actions necessary to restore the Premises or any portion of the Building to the condition existing prior to the introduction of Tenant's Hazardous Materials, notwithstanding any less stringent standards or remediation allowable under applicable Environmental Laws. Tenant shall nevertheless obtain Landlord's written approval prior to undertaking any actions required by this Section, which approval shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on the Premises or any portion of the Building.

     (C) Tenant agrees to execute affidavits, representations, and the like from time to time at Landlord's request stating Tenant's best knowledge and belief regarding the presence of Hazardous Materials on the Premises.

     (D) "Environmental Laws" means and includes all now and hereafter existing statutes, laws, ordinances, codes, regulations, rules, rulings, orders, decrees, directives, policies and requirements by any Regulatory Authority regulating, relating to, or imposing liability or standards of conduct concerning public health and safety or the environment.

     (E) "Hazardous Materials" means: (a) any material or substance: (i) which is defined or becomes defined as a "hazardous substance," "hazardous waste," "infectious waste," "chemical mixture or substance," or "air pollutant" under Environmental Laws; (ii) containing petroleum, crude oil or any fraction thereof; (iii) containing polychlorinated biphenyls (PCB's); (iv) containing asbestos; (v) which is radioactive; (vi) which is infectious; or (b) any other material or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined, or become defined by Environmental Laws; or (c) materials which cause a nuisance upon or waste to the Premises or any portion of the Building.

     (F) "Handle," "handle," "Handled," "handled," "Handling," or "handling" shall mean any installation, handling, generation, storage, treatment, use, disposal, discharge, release, manufacture, refinement, presence, migration, emission, abatement, removal, transportation, or any other activity of any type in connection with or involving Hazardous Materials.

     (G) "Regulatory Authority" shall mean any federal, state or local governmental agency, commission, board or political subdivision.


                      ARTICLE VII - UTILITIES AND SERVICES
                      ------------------------------------

     7.01  Building Services.   As long as Tenant is not in monetary default
           ------------------
under this Lease, Landlord agrees to furnish or cause to be furnished to the Premises the following utilities and services, subject to the conditions and standards set forth herein:

     (A) Non-attended automatic elevator service in common with Landlord and other tenants and occupants and their agents and invitees.

     (B) During Business Hours, such air conditioning, heating and ventilation as, in Landlord's reasonable judgment, are required for the comfortable use and occupancy of the Premises. Landlord may make available to Tenant heating, ventilation or air conditioning in excess of that which Landlord shall be required to provide hereunder upon such conditions as shall be determined by Landlord from time to time. Landlord's fee for any such additional heating, ventilation or air conditioning provided to Tenant, to be set by Landlord from time to time, will be separate from and in addition to the Tax and Operating Expenses Adjustment provide in Article IV.

     (C)   Water for drinking and rest room purposes.

     (D) Reasonable janitorial and cleaning services, provided that the Premises are used exclusively for office purposes and are kept reasonably in order by Tenant. If the Premises are not used exclusively as offices, Landlord, at Landlord's sole discretion, may require that the Premises be kept clean and in order by Tenant, at Tenant's expense, to the satisfaction of Landlord and by persons approved by Landlord; and, in all events, Tenant shall pay to Landlord the cost of removal of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish attendant to normal office usage.

     (E) At all reasonable times, electric current of not less than 5 watts per square foot for building standard lighting and fractional horsepower office machines; provided, however, that (i) without Landlord's consent, Tenant shall not install, or permit the installation, in the Premises of any computers, word processors, electronic data processing equipment or other type of equipment or machines which will increase Tenant's use of electric current in excess of that which Landlord is obligated to provide hereunder (provided, however, that the foregoing shall not preclude the use of personal computers or similar office equipment); (ii) if Tenant shall require electric current which may disrupt the provision of electrical service to other tenants, Landlord may refuse to grant its consent or may condition its consent upon Tenant's payment of the cost of installing and providing any additional facilities required to furnish such excess power to the Premises and upon the installation in the Premises of electric current meters to measure the amount of electric current consumed, in which latter event Tenant shall pay for the cost of such meter(s) and the cost of installation, maintenance and repair thereof, as well as for all excess electric current consumed at the rates charged by the applicable local public utility, plus a reasonable amount to cover the additional expenses incurred by Landlord in keeping account of the electric current so consumed; and (iii) if Tenant's increased electrical requirements will materially affect the temperature level in the Premises or the Building, Landlord's consent may be conditioned upon Tenant's requirement to pay such amounts as will be incurred by Landlord to install and operate any machinery or equipment necessary to restore the temperature level to that otherwise required to be provided by Landlord, including but not limited to the cost of modifications to the air conditioning system. Landlord shall not, in any way, be liable or responsible to Tenant for any loss or damage or expense which Tenant may incur or sustain if, for any reasons beyond Landlord's reasonable control, either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant covenants that at all times its use of electric current shall never exceed the capacity of the feeders, risers or electrical installations of the Building. If submetering of electricity in the Building will not be permitted under future laws or regulations, the Rent will then be equitably and periodically adjusted to include an additional payment to Landlord reflecting the cost to Landlord for furnishing electricity to Tenant in the Premises.

     Any amounts which Tenant is required to pay to Landlord pursuant to this
Section 7.01 shall be payable upon demand by Landlord and shall constitute additional rent.

     7.02  Interruption of Services.   Landlord shall not be liable for any
           -------------------------
failure to furnish, stoppage of, or interruption in furnishing any of the services or utilities described in Section 7.01, when such failure is caused by accident, breakage, repairs, strikes, lockouts, labor disputes, labor disturbances, governmental regulation, civil disturbances, acts of war, moratorium or other governmental action, or any other cause beyond Landlord's reasonable control, and, in such event, Tenant shall not be entitled to any damages nor shall any failure or interruption abate or suspend Tenant's obligation to pay Base Rent and additional rent required under this Lease or constitute or be construed as a constructive or other eviction of Tenant. Further, in the event any governmental authority or public utility promulgates or revises any law, ordinance, rule or regulation, or issues mandatory controls or voluntary controls relating to the use or conservation of energy, water, gas, light or electricity, the reduction of automobile or other emissions, or the provision of any other utility or service, Landlord may take any reasonably appropriate action to comply with such law, ordinance, rule, regulation, mandatory control or voluntary guideline and Tenant's obligations hereunder shall not be affected by any such action of Landlord. The parties acknowledge that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant's property and interests, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses, as further described in this Lease. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or required by Law.

Notwithstanding anything to the contrary in the Lease, if: (a) any services or utilities are interrupted or discontinued as a result of Landlord's negligence, and Tenant is unable to and does not use, the Premises as a result of such interruption or discontinuance, and (b) Tenant shall have given written notice respecting such interruption or discontinuance to Landlord, and Landlord shall have failed to cure such interruption or discontinuance within ten (10) consecutive days after receiving such notice, or such additional time as may be required due to acts of God, force majeure, casualty damage, strikes, shortages of labor or materials, or other causes beyond Landlord's reasonable control, Rent hereunder shall thereafter be abated until such time as such services or utilities are restored or Tenant begins using the Premises again, whichever shall first occur. Such abatement of Rent shall be Tenant's sole recourse in the event of a discontinuance or interruption of services or utilities required to be provided by Landlord hereunder. Notwithstanding the foregoing, in recognition that Landlord must receive timely payments of Rent in order to operate the Property, Tenant shall have no right to abate Rent unless and until Tenant shall have first obtained a valid judgment by a court of competent jurisdiction finding that the foregoing grounds for an abatement of Rent have been present, and fixing the amount of Rent abatement to which Tenant is entitled.



                     ARTICLE VIII - MAINTENANCE AND REPAIRS
                     --------------------------------------

     8.01  Landlord's Obligations.   Except as provided in Sections 8.02 and
           -----------------------
8.03 below, Landlord shall maintain the Building in reasonable order and repair throughout the Lease Term; provided, however, that Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is given to Landlord by Tenant. Except as provided in Section 7.02 and Section 11.02, there shall be no abatement of Rent, nor shall there be any liability of Landlord, by reason of any injury or inconvenience to, or interference with, Tenant's business or operations arising from the making of, or failure to make, any maintenance or repairs in or to any portion of the Building.

     8.02  Tenant's Obligations.   During the Lease Term, Tenant shall, at its
           ---------------------
sole cost and expense, maintain the Premises in good order and repair (including, without limitation, the carpet, wall-covering, doors, plumbing and other fixtures, equipment, alterations and improvements, whether installed by Landlord or Tenant). Further, Tenant shall be responsible for, and upon demand by Landlord shall promptly reimburse Landlord for, any damage to any portion of the Building or the Premises caused by (a) Tenant's activities in the Building or the Premises; (b) the performance or existence of any alterations, additions or improvements made by Tenant in or to the Premises; (c) the installation, use, operation or movement of Tenant's property in or about the Building or the Premises; or (d) any act or omission by Tenant or its officers, partners, employees, agents, contractors or invitees.

     8.03  Landlord's Rights.   Landlord and its contractors shall have the
           ------------------
right, at all reasonable times and upon prior oral or telephonic notice to Tenant at the Premises, other than in the case of any emergency in which case no notice shall be required, to enter upon the Premises to make any repairs to the Premises or the Building reasonably required or deemed reasonably necessary by Landlord and to erect such equipment, including scaffolding, as is reasonably necessary to effect such repairs. The Landlord will make reasonable efforts to limit interference with Tenant's occupancy of the Premises.


              ARTICLE IX - ALTERATIONS, ADDITIONS AND IMPROVEMENTS
              ----------------------------------------------------

     9.01  Landlord's Consent; Conditions.   Tenant shall not make or permit to
           -------------------------------
be made any alterations, additions, or improvements in or to the Premises ("Alterations") without the prior written consent of Landlord, which consent, with respect to non-structural alterations, shall not be unreasonably withheld. Landlord may impose as a condition to making any Alterations such requirements as Landlord in its sole discretion deems necessary or desirable including without limitation: Tenant's submission to Landlord, for Landlord's prior written approval, of all plans and specifications relating to the Alterations; Landlord's prior written approval of the time or times when the Alterations are to be performed; Landlord's prior written approval of the contractors and subcontractors performing work in connection with the Alterations; employment of union contractors and subcontractors who shall not cause labor disharmony; Tenant's receipt of all necessary permits and approvals from all governmental authorities having jurisdiction over the Premises prior to the construction of the Alterations; Tenant's delivery to Landlord of such bonds and insurance as Landlord shall reasonably require; and Tenant's payment to Landlord of all costs and expenses incurred by Landlord because of Tenant's Alterations, including but not limited to costs incurred in reviewing the plans and specifications for, and the progress of, the Alterations. Tenant is required to provide Landlord written notice of whether the Alterations include the Handling of any Hazardous Materials and whether these materials are of a customary and typical nature for industry practices. Upon completion of the Alterations, Tenant shall provide Landlord with copies of as-built plans. Neither the approval by Landlord of plans and specifications relating to any Alterations nor Landlord's supervision or monitoring of any Alterations shall constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant's intended use or the proper performance of the Alterations.

     9.02  Performance of Alterations Work.   All work relating to the
           --------------------------------
Alterations shall be performed in compliance with the plans and specifications approved by Landlord, all applicable laws, ordinances, rules, regulations and directives of all governmental authorities having jurisdiction and the requirements of all carriers of insurance on the Premises and the Building, the Board of Underwriters, Fire Rating Bureau, or similar organization. All work shall be performed in a diligent, first class manner and so as not to unreasonably interfere with any other tenants or occupants of the Building. All costs incurred by Landlord relating to the Alterations shall be payable to Landlord by Tenant as additional rent upon demand. No asbestos-containing materials shall be used or incorporated in the Alterations. No lead-containing surfacing material, solder, or other construction materials or fixtures where the presence of lead might create a condition of exposure not in compliance with Environmental Laws shall be incorporated in the Alterations.

     9.03  Liens.   Tenant shall pay when due all costs for work performed and
           ------
materials supplied to the Premises. Tenant shall keep Landlord, the Premises and the Building free from all liens, stop notices and violation notices relating to the Alterations or any other work performed for, materials furnished to or obligations incurred by or for Tenant and Tenant shall protect, indemnify, hold harmless and defend Landlord, the Premises and the Building of and from any and all loss, cost, damage, liability and expense, including attorneys' fees, arising out of or related to any such liens or notices. Further, Tenant shall give Landlord not less then seven (7) business days prior written notice before commencing any Alterations in or about the Premises to permit Landlord to post appropriate notices of non-responsibility. Tenant shall also secure, prior to commencing any Alterations, at Tenant's sole expense, a completion and lien indemnity bond satisfactory to Landlord for such work. During the progress of such work, Tenant shall, upon Landlord's request, furnish Landlord with sworn contractor's statements and lien waivers covering all work theretofore performed. Tenant shall satisfy or otherwise discharge all liens, stop notices or other claims or encumbrances within ten (10) days after Landlord notifies Tenant in writing that any such lien, stop notice, claim or encumbrance has been filed. If Tenant fails to pay and remove such lien, claim or encumbrance within such ten (10) days, Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by Landlord, with interest from the date of payment at the rate set forth in Section 4.06 hereof for amounts owed Landlord by Tenant shall be deemed to be additional rent due and payable by Tenant at once without notice or demand.

     9.04  Lease Termination.   Except as provided in this Section 9.04, upon
           ------------------
expiration or earlier termination of this Lease Tenant shall surrender the Premises to Landlord in the same condition as existed on the date Tenant first occupied the Premises, (whether pursuant to this Lease or an earlier lease), subject to reasonable wear and tear. All Alterations shall become a part of the Premises and shall become the property of Landlord upon the expiration or earlier termination of this Lease, unless Landlord shall, by written notice given to Tenant, require Tenant to remove some or all of Tenant's Alterations, in which event Tenant shall promptly remove the designated Alterations and shall promptly repair any resulting damage, all at Tenant's sole expense. All business and trade fixtures, machinery and equipment, furniture, movable partitions and items of personal property owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant; upon the expiration or earlier termination of this Lease, Tenant shall, at its sole expense, remove all such items and repair any damage to the Premises or the Building caused by such removal. If Tenant fails to remove any such items or repair such damage promptly after the expiration or earlier termination of the Lease, Landlord may, but need not, do so with no liability to Tenant, and Tenant shall pay Landlord the cost thereof upon demand. Additionally, immediately prior to the expiration of the Term, Tenant shall have the right, at its sole cost and expense, to remove other nonstructural Alterations, installed by Tenant at its expense in the Premises. In such event, Tenant shall repair any damage to the Premises or the Building caused by such removal. Notwithstanding the foregoing to the contrary, in the event that Landlord gives its consent, pursuant to the provisions of Section 9.01 of this Lease, to allow Tenant to make an Alteration in the Premises, Landlord agrees, upon Tenant's written request, to notify Tenant in writing at the time of the giving of such consent whether Landlord will require Tenant, at Tenant's cost, to remove such Alteration at the end of the Lease Term.


                   ARTICLE X - INDEMNIFICATION AND INSURANCE
                   -----------------------------------------

     10.01 Indemnification.
           ----------------

        (A) Tenant agrees to protect, indemnify, hold harmless and defend Landlord and any Mortgagee, as defined herein, and each of their respective partners, directors, officers, agents and employees, successors and assigns, (except to the extent of the losses described below are caused by the gross negligence or willful misconduct of Landlord, its agents and employees), from and against:

            (i) any and all loss, cost, damage, liability or expense as incurred (including but not limited to reasonable attorneys' fees and legal costs) arising out of or related to any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death, or property damage sustained by such person or persons which arises out of, is occasioned by or is in any way attributable to the use or occupancy of the Premises or any portion of the Building by Tenant or the acts or omission of Tenant or its agents, employees, contractors, clients, invitees or subtenants except to the extent caused by the gross negligence or willful misconduct of Landlord or its agents or employees. Such loss or damage shall include, but not be limited to, any injury or damage to, or death of, Landlord's employees or agents or damage to the Premises or any portion of the Building.

            (ii) any and all environmental damages which arise from: (i) the Handling of any Tenant's Hazardous Materials, as defined in Section
          6.03 or (ii) the breach of any of the provisions of this Lease. For the purpose of this Lease, "environmental damages" shall mean (a) all claims, judgments, damages, penalties, fines, costs, liabilities, and losses (including without limitation, diminution in the value of the Premises or any portion of the Building, damages for the loss of or restriction on use of rentable or usable space or of any amenity of the Premises or any portion of the Building, and from any adverse impact on Landlord's marketing of space); (b) all reasonable sums paid for settlement of claims, attorneys' fees, consultants' fees and experts' fees; and (c) all costs incurred by Landlord in connection with investigation or remediation relating to the Handling of Tenant's Hazardous Materials, whether or not required by Environmental Laws, necessary for Landlord to make full economic use of the Premises or any portion of the Building, or otherwise required under this Lease. To the extent that Landlord is held strictly liable by a court or other governmental agency of competent jurisdiction under any Environmental Laws, Tenant's obligation to Landlord and the other indemnities under the foregoing indemnification shall likewise be without regard to fault on Tenant's part with respect to the violation of any Environmental Law which results in liability to the indemnitee. Tenant's obligations and liabilities pursuant to this Section 10.01 shall survive the expiration or earlier termination of this Lease.

        (B) Landlord agrees to protect, indemnify, hold harmless and defend Tenant from and against any and all loss, cost, damage, liability or expense, including reasonable attorneys' fees, with respect to any claim of damage or injury to persons or property at the Premises, caused by the gross negligence or willful misconduct of Landlord or its authorized agents or employees.

        (C) Notwithstanding anything to the contrary contained herein, nothing shall be interpreted or used to in any way affect, limit, reduce or abrogate any insurance coverage provided by any insurers to either Tenant or Landlord.

        (D) Notwithstanding anything to the contrary contained in this Lease, nothing herein shall be construed to infer or imply that Tenant is a partner, joint venturer, agent, employee, or otherwise acting by or at the direction of Landlord.

     10.02 Property Insurance.
           -------------------

        (A) At all times during the Lease Term, Tenant shall procure and maintain, at its sole expense, "all-risk" property insurance, for damage or other loss caused by fire or other casualty or cause including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting of pipes, explosion, in an amount not less than one hundred percent (100%) of the replacement cost covering (a) all Alterations made by or for Tenant in the Premises; and (b) Tenant's trade fixtures, equipment and other personal property from time to time situated in the Premises. The proceeds of such insurance shall be used for the repair or replacement of the property so insured, except that if not so applied or if this Lease is terminated following a casualty, the proceeds applicable to the leasehold improvements shall be paid to Landlord and the proceeds applicable to Tenant's personal property shall be paid to Tenant.

        (B) At all times during the Lease Term, Tenant shall procure and maintain business interruption insurance in such amount as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils insured against in Section 10.02(A).

        (C) Landlord shall, at all times during the Lease Term, procure and maintain "all-risk" property insurance in the amount not less than ninety percent (90%) of the insurable replacement cost covering the Building in which the Premises are located and such other insurance as may be required by a Mortgagee or otherwise desired by Landlord.

     10.03 Liability Insurance.
           --------------------

        (A) At all times during the Lease Term, Tenant shall procure and maintain, at its sole expense, commercial general liability insurance applying to the use and occupancy of the Premises and the business operated by Tenant. Such insurance shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000) per occurrence and a general aggregate limit of at least Two Million Dollars ($2,000,000). This limit of insurance may be obtained by using a combination of primary and umbrella policies. All such policies shall be written to apply to all bodily injury, property damage, personal injury losses and shall be endorsed to include Landlord and its agents, beneficiaries, partners, employees, and any deed of trust holder or mortgagee of Landlord or any ground lessor as additional insureds. Such liability insurance shall be written as primary policies, not excess or contributing with or secondary to any other insurance as may be available to the additional insureds.

        (B) Prior to the sale, storage, use or giving away of alcoholic beverages on or from the Premises by Tenant or another person, Tenant, at its own expense, shall obtain a policy or policies of insurance issued by a responsible insurance company and in a form acceptable to Landlord saving harmless and protecting Landlord and the Premises against any and all damages, claims, liens, judgments, expenses and costs, including actual attorneys' fees, arising under any present or future law, statute, or ordinance of the Commonwealth of Pennsylvania or other governmental authority having jurisdiction of the Premises, by reason of any storage, sale, use or giving away of alcoholic beverages on or from the Premises. Such policy or policies of insurance shall have a minimum combined single limit of One Million ($1,000,000) per occurrence and shall apply to bodily injury, fatal or nonfatal; injury to means of support; and injury to property of any person. Such policy or policies of insurance shall name Landlord and its agents, beneficiaries, partners, employees and any mortgagee of Landlord or any ground lessor of Landlord as additional insureds.

        (C) Landlord shall, at all times during the Lease Term, procure and maintain commercial general liability insurance for the Building in which the Premises are located. Such insurance shall have minimum combined single limit of liability of at least Two Million Dollars ($2,000,000) per occurrence, and a general aggregate limit of at least Two Million Dollars ($2,000,000).

     10.04 Workers' Compensation Insurance.   At all times during the Lease
           --------------------------------
Term, Tenant shall procure and maintain Workers' Compensation Insurance in accordance with the laws of the Commonwealth of Pennsylvania, and Employer's Liability insurance with a limit not less than Five Hundred Thousand Dollars ($500,000) Bodily Injury Each Accident; Five Hundred Thousand Dollars ($500,000) Bodily Injury By Disease - Each Person; and Five Hundred Thousand Dollars ($500,000) Bodily Injury to Disease - Policy Limit.

     10.05 Policy Requirements.   All insurance required to be maintained by
           --------------------
Tenant shall be issued by insurance companies authorized to do insurance business in the Commonwealth of Pennsylvania and rated not less than A-VIII in Best's Insurance Guide. A certificate of insurance (or, at Landlord's option, copies of the applicable policies) evidencing the insurance required under this
Article X shall be delivered to Landlord not less than thirty (30) days prior to the Commencement Date. No such policy shall be subject to cancellation or modification without thirty (30) days prior written notice to Landlord and to any deed of trust holder, mortgagee or ground lessor designated by Landlord to Tenant. Tenant shall furnish Landlord with a replacement certificate with respect to any insurance not less than thirty (30) days prior to the expiration of the current policy. Tenant shall have the right to provide the insurance required by this Article X pursuant to blanket policies, but only if such blanket policies expressly provide coverage to the Premises and Landlord as required by this Lease.

     10.06 Waiver of Subrogation.   Each party hereby waives any right of
           ----------------------
recovery against the other for injury or loss due to hazards covered by insurance or required to be covered, to the extent of the injury or loss covered thereby. Any policy of insurance to be provided by Tenant or Landlord pursuant to this Article X shall contain a clause denying the applicable insurer any right of subrogation against the other party.

     10.07 Failure to Insure.   If Tenant fails to maintain any insurance which
           ------------------
Tenant is required to maintain pursuant to this Article X, Tenant shall be liable to Landlord for any loss or cost resulting from such failure to maintain. Tenant may not self-insure against any risks required to be covered by insurance without Landlord's prior written consent.


                       ARTICLE XI - DAMAGE OR DESTRUCTION
                       ----------------------------------

     11.01 Total Destruction.   Except as provided in Section 11.03 below, this
           ------------------
Lease shall automatically terminate if the Building is totally destroyed.

     11.02 Partial Destruction of Premises.   If the Premises are damaged by any
           --------------------------------
casualty and, in Landlord's opinion, the Premises (exclusive of any Alterations made to the Premises by Tenant) can be restored to its pre-existing condition within one hundred eighty (180) days after the date of the damage or destruction, Landlord shall, upon written notice from Tenant to Landlord of such damage, except as provided in Section 11.03, promptly and with due diligence repair any damage to the Premises (exclusive of any Alterations to the Premises made by Tenant, which shall be promptly repaired by Tenant at its sole expense) and, until such repairs are completed, the Rent shall be abated from the date of damage or destruction in the same proportion that the rentable area of the portion of the Premises which is unusable by Tenant in the conduct of its business bears to the total rentable area of the Premises. If such repairs cannot, in Landlord's opinion, be made within said one hundred eighty (180) day period, then Landlord may, at its option, exercisable by written notice given to Tenant within thirty (30) days after the date of the damage or destruction, elect to make the repairs within a reasonable time after the damage or destruction, in which event this Lease shall remain in full force and effect but the Rent shall be abated as provided in the preceding sentence; if Landlord does not so elect to make the repairs, then either Landlord or Tenant shall have the right, by written notice given to the other within thirty (30) days after the date of the damage or destruction, to terminate this Lease as of the date of the damage or destruction.

     11.03 Exceptions to Landlord's Obligations.   Notwithstanding anything to
           -------------------------------------
the contrary contained in this Article XI, Landlord shall have no obligation to repair the Premises if either: (a) the Building in which the Premises are located is so damaged as to require repairs to the Building exceeding twenty percent (20%) of the full insurable value of the Building; or (b) Landlord elects to demolish the Building in which the Premises are located; or (c) the damage or destruction occurs less than two (2) years prior to the Termination Date, exclusive of option periods. Further, Tenant's Rent shall not be abated if either (i) the damage or destruction is repaired within five (5) business days after Landlord receives written notice from Tenant of the casualty, or (ii) Tenant, or any officers, partners, employees, agents or invitees of Tenant, or any assignee or subtenant of Tenant, is, in whole or in material part, responsible for the damage or destruction.

     11.04 Waiver.   The provisions contained in this Lease shall supersede any
           -------
contrary laws (whether statutory, common law or otherwise) now or hereafter in effect relating to damage, destruction, self-help or termination.


                           ARTICLE XII - CONDEMNATION
                           --------------------------

     12.01 Taking.   If the entire Premises or so much of the Premises as to
           -------
render the balance unusable by Tenant shall be taken by condemnation, sale in lieu of condemnation or in any other manner for any public or quasi-public purpose (collectively "Condemnation"), and if Landlord, at its option, is unable or unwilling to provide substitute premises containing at least as much rentable area as described in Section 1.02 above, then this Lease shall terminate on the date that title or possession to the Premises is taken by the condemning authority, whichever is earlier.

     12.02 Award.   In the event of any Condemnation, the entire award for such
           ------
taking shall belong to Landlord. Tenant shall have no claim against Landlord or the award for the value of any unexpired term of this Lease or otherwise.
Tenant shall be entitled to independently pursue a separate award in a separate proceeding for Tenant's relocation costs directly associated with the taking, provided such separate award does not diminish Landlord's award.

     12.03 Temporary Taking.   No temporary taking of the Premises shall
           -----------------
terminate this Lease or entitle Tenant to any abatement of the Rent payable to Landlord under this Lease; provided, further, that any award for such temporary taking shall belong to Tenant to the extent that the award applies to any time period during the Lease Term and to Landlord to the extent that the award applies to any time period outside the Lease Term.


                           ARTICLE XIII - RELOCATION
                           -------------------------

     13.01 Relocation.     Landlord shall have the right, at its option, upon
           -----------
not less than one hundred twenty   (120) days prior written notice to Tenant
(the "Relocation Notice"), to relocate Tenant and to substitute for the Premises described above within any building located in the Foster Plaza Complex so long as (i) such building was constructed after Foster Plaza V, (ii) the substitute Premises contains at least as much rentable area as the original Premises, (iii) the substitute Premises is improved with a quality of finish similar to that found in the original Premises, and (iv) the substitute Premises is located on the third floor or higher. In connection with any such relocation, Landlord shall reimburse Tenant for Tenant's reasonable expenses of moving Tenant's furniture, equipment and installations, cabling for personal computer and telephone equipment, and for reasonable quantities of new stationary, upon submission to Landlord of receipts for such expenditures incurred by Tenant; provided, however, if Tenant is already in occupancy of the Premises, prior to incurring such expenses, Tenant shall obtain Landlord's written consent to such expenses.

  If Tenant does not desire to relocate to the substitute Premises provided under this Section 13.01, Tenant may elect to cancel this Lease by giving notice of such cancellation (the "Cancellation Notice") within forty five (45) days after the date of the Relocation Notice. Notwithstanding the foregoing, in the event Tenant delivers a Cancellation Notice as provided in the previous sentence, Landlord may elect to revoke the Relocation Notice within fifteen (15) days after receipt of the Cancellation Notice, whereupon the Lease shall remain unmodified and in full force and effect.


                    ARTICLE XIV - ASSIGNMENT AND SUBLETTING
                    ---------------------------------------

     14.01 Restriction.   Without the prior written consent of Landlord, Tenant
           ------------
shall not, either voluntarily or by operation of law, assign, encumber, or otherwise transfer this Lease or any interest herein, or sublet the Premises or any part thereof, or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees (any such assignment, encumbrance, subletting, occupation or transfer is hereinafter referred to as a "Transfer"). For purposes of this Lease, the term "Transfer" shall also include (a) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of a majority of the partners, or a transfer of a majority of partnership interests, within a twelve month period, or the dissolution of the partnership, (b) if Tenant is a closely held corporation (i.e. whose stock is not publicly held and not traded through an exchange or over the counter) or a limited liability company, the dissolution, merger, consolidation, division, liquidation or other reorganization of Tenant, or within a twelve month period:
(i) the sale or other transfer of more than an aggregate of 50% of the voting securities of Tenant (other than to immediate family members by reason of gift or death) or (ii) the sale, mortgage, hypothecation or pledge of more than an aggregate of 50% of Tenant's net assets, and (c) any change by Tenant in the form of its legal organization under applicable state law (such as, for example, a change from a general partnership to a limited partnership or from a corporation to a limited liability company). An assignment, subletting or other action in violation of the foregoing shall be void and, at Landlord's option, shall constitute a material breach of this Lease. Notwithstanding anything contained in this Article XIV to the contrary, Tenant shall have the right to assign the Lease or sublease the Premises, or any part thereof, to an "Affiliate" without the prior written consent of Landlord, but upon at least twenty (20) days' prior written notice to Landlord, provided that said Affiliate is not in default under any other lease for space in a property that is managed by Kennedy-Wilson Properties Ltd. or any of its affiliates. For purposes of this provision, the term "Affiliate" shall mean any corporation or other entity controlling, controlled by, or under common control with (directly or indirectly) Tenant, including, without limitation, any parent corporation controlling Tenant or any subsidiary that Tenant controls. The term "control," as used herein, shall mean the power to direct or cause the direction of the management and policies of the controlled entity through the ownership of more than fifty percent (50%) of the voting securities in such controlled entity. Notwithstanding anything contained in this Article XIV to the contrary, Tenant expressly covenants and agrees not to enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

     14.02 Notice to Landlord.   If Tenant desires to assign this Lease or any
           -------------------
interest herein, or to sublet all or any part of the Premises, then at least thirty (30) days but not more than one hundred eighty (180) days prior to the effective date of the proposed assignment or subletting, Tenant shall submit to Landlord in connection with Tenant's request for Landlord's consent:

        (A) A statement containing (i) the name and address of the proposed assignee or subtenant; (ii) such financial information with respect to the proposed assignee or subtenant as Landlord shall reasonably require; (iii) the type of use proposed for the Premises; and (iv) all of the principal terms of the proposed assignment or subletting; and

        (B) Four (4) originals of the assignment or sublease on a form approved by Landlord and four (4) originals of the Landlord's Consent to Sublease or Assignment and Assumption of Lease and Consent.

     14.03 Landlord's Recapture Rights.   At any time within twenty (20)
           ----------------------------
business days after Landlord's receipt of all (but not less than all) of the information and documents described in Section 14.02 above, Landlord may, at its option by written notice to Tenant, elect to: (a) sublease the Premises or the portion thereof proposed to be sublet by Tenant upon the same terms as those offered to the proposed subtenant; (b) take an assignment of the Lease upon the same terms as those offered to the proposed assignee; or (c) terminate the Lease in its entirety or as to the portion of the Premises proposed to be assigned or sublet, with a proportionate adjustment in the Rent payable hereunder if the Lease is terminated as to less than all of the Premises. If Landlord does not exercise any of the options described in the preceding sentence, then, during the above-described twenty (20) business day period, Landlord shall either consent or deny its consent to the proposed assignment or subletting; provided, in the event the Landlord does not respond within such twenty (20) day period, Landlord will be deemed to have denied its consent.

     14.04 Landlord's Consent; Standards.   Landlord's consent to a proposed
           ------------------------------
assignment or subletting shall not be unreasonably withheld or delayed; but, in addition to any other grounds for denial, Landlord's consent shall be deemed reasonably withheld if, in Landlord's good faith judgment: (i) the proposed assignee or subtenant does not have the financial strength to perform its obligations under this Lease or any proposed sublease; (ii) the business and operations of the proposed assignee or subtenant are not of comparable quality to the business and operations being conducted by other tenants in the Building; (iii) the proposed assignee or subtenant intends to use any part of the Premises for a purpose not permitted under this Lease; (iv) either the proposed assignee or subtenant, or any person which directly or indirectly controls, is controlled by, or is under common control with the proposed assignee or subtenant occupies space in the Building, or is negotiating with Landlord to lease space in the Building; (v) the proposed assignee or subtenant is disreputable; or (vi) the use of the Premises or the Building by the proposed assignee or subtenant would, in Landlord's reasonable judgment, impact the Building in a negative manner including but not limited to significantly increasing the pedestrian traffic in and out of the Building or requiring any alterations to the Building to comply with applicable laws; (vii) the subject space is not regular in shape with appropriate means of ingress and egress suitable for normal renting purposes; (viii) the transferee is a government (or agency or instrumentality thereof) or (ix) Tenant has failed to cure a default at the time Tenant requests consent tot the proposed Transfer.

     14.05 Additional Rent.   If Landlord consents to any such assignment or
           ----------------
subletting, one half (1/2) of the amount by which all sums or other economic consideration received by Tenant in connection with such assignment or subletting, whether denominated as rental or otherwise, exceeds, in the aggregate, the total sum which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to less than all of the Premises under a sublease) shall be paid to Landlord promptly after receipt as additional Rent under the Lease without affecting or reducing any other obligation of Tenant hereunder.

     14.06 Landlord's Costs.   If Tenant shall Transfer this Lease or all or any
           -----------------
part of the Premises or shall request the consent of Landlord to any Transfer, Tenant shall pay to Landlord as additional rent Landlord's costs related thereto, including Landlord's reasonable attorneys' fees and a minimum fee to Landlord of Five Hundred Dollars ($500.00) and a maximum of Five Thousand Dollars ($5,000.00).

     14.07 Continuing Liability of Tenant.   Notwithstanding any Transfer,
           -------------------------------
including an assignment or sublease to an Affiliate, Tenant shall remain as fully and primarily liable for the payment of Rent and for the performance of all other obligations of Tenant contained in this Lease to the same extent as if the Transfer had not occurred; provided, however, that any act or omission of any transferee, other than Landlord, that violates the terms of this Lease shall be deemed a violation of this Lease by Tenant.

     14.08 Non-Waiver.   The consent by Landlord to any Transfer shall not
           -----------
relieve Tenant, or any person claiming through or by Tenant, of the obligation to obtain the consent of Landlord, pursuant to this Article XIV, to any further Transfer. In the event of an assignment or subletting, Landlord may collect rent from the assignee or the subtenant without waiving any rights hereunder and collection of the rent from a person other than Tenant shall not be deemed a waiver of any of Landlord's rights under this Article XIV, an acceptance of assignee or subtenant as Tenant, or a release of Tenant from the performance of Tenant's obligations under this Lease. If Tenant shall default under this Lease and fail to cure within the time permitted, Landlord is irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured.


                       ARTICLE XV - DEFAULT AND REMEDIES
                       ---------------------------------

     15.01 Events of Default By Tenant.   The occurrence of any of the following
           ----------------------------
shall constitute a material default and breach of this Lease by Tenant:

        (A) The failure by Tenant to pay Base Rent or make any other payment required to be made by Tenant hereunder as and when due (it being agreed that Landlord shall give written notice and five (5) business days to cure the first two (2) times such failure occurs in any twelve (12) month period before such failure shall constitute a material default or breach of this Lease)..

        (B) The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant for fourteen (14) consecutive days (with or without the payment of Rent).

        (C) The making by Tenant of any assignment of this Lease or any sublease of all or part of the Premises, except as expressly permitted under
Article XIV of this Lease.

        (D) The failure by Tenant to observe or perform any other provision of this Lease to be observed or performed by Tenant, other than those described in Sections 15.01(A), 15.01(B) or 15.01 (C) above, if such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that it cannot be cured within the thirty (30) day period, no default shall exist if Tenant commences the curing of the default within the thirty (30) day period and thereafter diligently prosecutes the same to completion. The thirty (30) day notice described herein shall be in lieu of, and not in addition to, any notice required under law now or hereafter in effect requiring that notice of default be given prior to the commencement of an unlawful detainer or other legal proceeding.

        (E) The making by Tenant or its Guarantor of any general assignment for the benefit of creditors, the filing by or against Tenant or its Guarantor of a petition under any federal or state bankruptcy or insolvency laws (unless, in the case of a petition filed against Tenant or its Guarantor the same is dismissed within thirty (30) days after filing); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets at the Premises or Tenant's interest in this Lease or the Premises, when possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other seizure of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease or the Premises, if such seizure is not discharged within thirty (30) days.

        (F) Any material misrepresentation herein, or material misrepresentation or omission in any financial statements or other materials provided by Tenant or any Guarantor in connection with negotiating or entering into this Lease or in connection with any Transfer under Section 14.01.

     15.02 Payment of Balance Due.   If there shall occur an Event of Default in
           -----------------------
Section 15.01 above, then and in that event:

        (A) The whole Rent for the following twelve (12) months of the Lease Term, as hereinafter computed, or any part thereof at the option of the Landlord, shall immediately without notice, become due and payable as if by the terms of this Lease the same were payable in advance provided, that if this Lease is not terminated at the end of such twelve (12) month period (or any successive twelve (12) month period thereafter) and an Event of Default shall continue to exist at such time, the whole Rent for the following twelve (12) months of the Lease Term, as hereinafter computed, or any part thereof at the option of the Landlord, shall immediately without notice, become due and payable as if by the terms of this Lease the same were payable in advance; and

        (B) Landlord may immediately proceed to collect or bring action for the whole Rent or such part thereof as aforesaid, as being Rent in arrears; or may enter judgment thereof in an amicable action as herein elsewhere provided for in case of Rent in arrears; or may file a Proof of Claim in any bankruptcy or insolvency proceeding for such Rent; or Landlord may institute any other proceedings, whether similar to the foregoing or not, to enforce payment thereof.

        (C) The Landlord agrees to mitigate damages as set forth by Pennsylvania law.

     15.03 Computation of Accelerated Rent.    Rent for each year for the
           -------------------------------
balance of the Lease Term after the occurrence of any Event of Default for the purpose of computing the Rent reserved hereunder for the unexpired portion of the Lease Term under Section 15.02 hereof shall be computed as equal to the yearly average of the Base Rent and additional rent payable by Tenant for the last three (3) full calendar years immediately preceding said Event of Default. If three (3) full calendar years have not preceded the occurrence of said Event of Default, then the annual average of Base Rent and additional rent payable by Tenant theretofore required to be paid by Tenant shall be used in the computation of the annual Rent.

     15.04 Repossession of Premises.      As long as the whole Rent or any part
           --------------------------
thereof as aforesaid remains unpaid, then Landlord may at any time thereafter re-enter and repossess the Premises and any part thereof and attempt to relet all or any parts of the Premises for the account of Tenant for and upon such terms and to such persons, firms or corporations and for such period or periods as Landlord, in its sole discretion, shall determine, including a term beyond the termination of this Lease. Landlord shall not be required to accept any tenant offered by Tenant; or observe any instruction given by Tenant about such reletting; or do any act or exercise any care of diligence with respect to such reletting or the mitigation of damages except as set forth in section 15.02(C). For the purpose of such reletting, Landlord may decorate or make repairs, changes, alterations, or additions in or to the Premises to the extent reasonably deemed by Landlord to be appropriate; and the costs of such decoration, repairs, changes, alterations or additions shall be charged to and be payable by Tenant as additional rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord. Any sums collected by Landlord from any new tenant obtained on account of the Tenant shall be credited against the balance of the Rent due hereunder as aforesaid.

     15.05 Termination of Lease.      At any time after any Event of Default
           ---------------------
shall occur, Landlord, at its option, may serve notice upon Tenant that this Lease and the Lease Term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than five (5) days after the date of such notice; and thereupon, and at the expiration of the time limited in such notice, this Lease and the Lease Term, as well as all of the right, title and interest of the Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein specified for expiration of the Lease Term. Thereupon, Tenant shall immediately quit and surrender to Landlord the Premises, and Landlord may enter into and repossess the Premises by summary proceedings, detainer, ejectment or otherwise, and remove all occupants thereof and, at Landlord's option, any property thereon without being liable to indictment, prosecution or damage therefor.

     15.06 Liquidated Damages.    Omitted.
           -------------------

     15.07 Re-entry by Landlord.     Upon the occurrence of any Event of Default
           ---------------------
beyond any applicable cure period set forth in Section 15.01, then Landlord or any person acting under Landlord:

        (A) May enter the Premises and without further demand, proceed by distress and sale of the goods there found to be credited against the Rent and all other charges herein payable as Rent, and all costs and officers' commissions, including storage costs and watchmen's wages. In such case, all costs, officers' commissions and other charges shall immediately attach and become part of the claim of Landlord for Rent and any tender of Rent without said costs made after the issue of warrant of distress shall not be sufficient to satisfy the claim of Landlord; and/or

        (B) May re-enter and repossess the Premises, breaking open locked doors, if necessary, and may use as much force as necessary to effect the manner thereof, and Landlord shall not be liable for any injury to the Premises caused thereby, nor shall Landlord be liable for the loss of any property upon the Premises.

     15.08 Waivers of Notice.     If proceedings shall be commenced by Landlord
           ------------------
to recover possession under the Acts of Assembly, either at the end of the Lease Term or upon occurrence of any Event of Default, Tenant expressly waives all right to notice in excess of five (5) days required by the Act, and agrees that in either or any such case, five (5) days notice shall be sufficient. Without limitation of or by the foregoing, the Tenant hereby waives any and all demand, notices of intention and notices of action or proceedings which may be required by law to be given or taken prior to any entry or re-entry by summary proceedings, ejectment or otherwise, by Landlord, except as hereinbefore expressly provided with respect to the five (5) days notice; and provided further that this shall not be construed as a waiver by Tenant of any notices to which this Lease expressly provides that Tenant is entitled._____

     15.09 Waiver of Recovery by Tenant.     In the event of a termination of
           -----------------------------
this Lease, prior to the date of expiration herein originally fixed, whether by reason of service of a notice as provided herein terminating this Lease, or by reason of entry or re-entry, summary proceedings, ejectment or other operation of law, Tenant hereby waives all right to recover or regain possession of the Premises, to save forfeiture by payment of Rent due or by other performance of the conditions, terms or provisions hereof, if such termination occurred by reason of any failure in performance hereof. Without limitation of or by the foregoing, Tenant waives all right to reinstate or redeem this Lease, notwithstanding any provisions of any statute, law or decision now or hereafter in force or effect. Tenant further waives all right to any second or further trial in summary proceedings, ejectment or in any other action provided by any statue or decision now or hereafter in force of effect.

     15.10 Entry and Re-entry Defined.    The words "entry" and "re-entry" as
           ---------------------------
used in this Lease shall not be deemed restricted to their technical legal meaning.

     15.11 Breach by Tenant/Right of Landlord to Injunction.    In the event of
           -------------------------------------------------
a breach or threatened breach by Tenant of any of the agreements, conditions, covenants or terms hereof, Landlord shall have the right of injunction to restrain the same, and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be the exclusion of any of the others.

     15.12 Confession of Judgment/Money Damages.    Omitted.
           -------------------------------------

     15.13 Confession of Judgment/Ejectment.     In the event that, and when
           ---------------------------------
this Lease shall be determined by term, covenant, limitation or condition broken, as aforesaid, during the Lease Term, and also when and as soon as the Lease Term hereby created shall have expired, it shall be lawful for any attorney, as attorney for Tenant to sign an agreement for entering in any competent court an amicable action and judgment in ejectment, without any stay of execution or appeal, against Tenant and all persons claiming under Tenant for the recovery by Landlord of possession of the Premises, without any liability on the part of the said attorney, for which this Lease shall be a sufficient warrant; whereupon, if Landlord so desires, a writ of possession with clauses for costs may issue forthwith with or without any prior writ or proceeding whatsoever. If for any reason after such action has been commenced, the same shall be determined and the possession of the Premises remains in or is restored to Tenant, the Landlord shall have the right in the event of any subsequent default or defaults to bring one or more further amicable actions in the manner and form hereinbefore set forth, to recover possession of the Premises for such subsequent default. No such determination of this Lease nor recovering possession of the Premises shall deprive Landlord of any remedies or action against Tenant for Rent or for damages due or to become due for the breach of any condition or covenant; nor the resort to any waiver of the right to insist upon the forfeiture, and to obtain possession in the manner provided herein.

     15.14 Affidavit Required.     In any amicable action of ejectment or for
           -------------------
Rent in arrears, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment of which facts such affidavit shall be conclusive evidence; and if a true copy of this Lease is filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding.

     15.15 Judgment Final.    Omitted.
           ---------------

     15.16 Tenant Waiver of Writ of Replevin.     Tenant waives the right to
           ----------------------------------
issue a Writ of Replevin under the Pennsylvania Rules of Civil Procedure, under the laws of the Commonwealth of Pennsylvania, or under any law previously enacted and now in force or which hereinafter may be enacted, for the recovery of any articles of any nature whatsoever seized in connection with a levy upon an execution for Rent, liquidated damages or otherwise. Tenant waives the right to delay execution on any real estate levied upon to collect any amount which may become due under the terms and conditions of this Lease, and authorizes the prothonotary to enter a Writ of Execution or other process upon Tenant's voluntary waiver, and further agrees that the said real estate may be sold on a Writ of Execution or other process.

     15.17 Landlord's Remedies Cumulative.     All Remedies provided to Landlord
           -------------------------------
herein shall be cumulative.

     15.18 Default by Landlord.     Landlord's failure to perform or observe any
           --------------------
of its obligations under this Lease shall constitute a default by Landlord under this Lease only if such failure shall continue for period of thirty (30) days (or the additional time, if any, that is reasonably necessary to promptly and diligently cure the failure) after Landlord receives written notice from Tenant specifying the default. The notice shall give in reasonable detail the nature and extent of the failure and shall identify the Lease provision(s) containing the obligation(s). If Landlord shall default in the performance of any of its obligations under this Lease (after notice and opportunity to cure as provided herein), Tenant may pursue any remedies available to it under law and this Lease, provided, in recognition that Landlord must receive timely payments of Rent and operate the Building, Tenant shall have no right of self-help to perform repairs or any other obligation of Landlord, and shall have no right to withhold, set-off or abate Rent except as set forth in Section 7.02 and Section 11.02.

     15.19 Default Under Other Leases.     If the term of any lease, other than
           ---------------------------
this Lease, heretofore or hereafter made by Tenant for any office space in the Building shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other lease, such fact shall empower Landlord, at Landlord's sole option, to terminate this Lease by notice to Tenant or to exercise any of the rights or remedies set forth in this Article XV.


                 ARTICLE XVI - ATTORNEYS' FEES:  COSTS OF SUIT
                 ---------------------------------------------

     16.01 Attorneys Fees.   If either Landlord or Tenant shall commence any
           ---------------
action or other proceeding against the other arising out of, or relating to, this Lease or the Premises, the prevailing party shall be entitled to recover from the losing party, in addition to any other relief, its actual attorneys' fees irrespective of whether or not the action or other proceeding is prosecuted to judgment and irrespective of any court schedule of reasonable attorneys' fees. In addition, Tenant shall reimburse Landlord, upon demand, for all reasonable attorneys' fees incurred in collecting Rent, resolving any actual default by Tenant, securing indemnification as provided in Article X and paragraphs, 16.02, 23.01 and 25.01 herein or otherwise seeking enforcement against Tenant, its sublessees and assigns, of Tenant's obligations under this Lease.

     16.02 Indemnification.   Should Landlord be made a party to any litigation
           ----------------
instituted by Tenant against a party other than Landlord, or by a third party against Tenant, Tenant shall indemnify, hold harmless and defend Landlord from any and all loss, cost, liability, damage or expense incurred by Landlord, including attorneys' fees, in connection with the litigation; provided, however, Tenant shall not be obligated to so indemnify, hold harmless or defend Landlord to the extent such matters are directly caused by Landlord's breach of this Lease.


                  ARTICLE XVII - SUBORDINATION AND ATTORNMENT
                  -------------------------------------------

     17.01 Subordination.   This Lease, and the rights of Tenant hereunder, are
           --------------
and shall be subject and subordinate to the interest of (i) all present and future ground leases and master leases of all or any part of the Building; (ii) present and future mortgages and deeds of trust encumbering all or any part of the Building; (iii) all past and future advances made under any such mortgages or deeds of trust; and (iv) all renewals, modifications, replacements and extensions of any such ground leases, master leases, mortgages and deeds of trust; provided, however, that any lessor under any such ground lease or master lease or any mortgagee or beneficiary under any such mortgage or deed of trust ( any such lessor, mortgagee or beneficiary is hereinafter referred to as a "Mortgagee") shall have the right to elect, by written notice given to Tenant, to have this Lease made superior in whole or in part to any such ground lease, master lease, mortgage or deed of trust (or subject and subordinate to such ground lease, master lease, mortgage or deed of trust but superior to any junior mortgage or junior deed of trust). Upon demand, Tenant shall execute, acknowledge and deliver any instruments reasonably requested by Landlord or any such Mortgagee to effect the purposes of this Section 17.01. Such instruments may contain, among other things, provisions to the effect that such Mortgagee (hereafter, for the purposes of this Section 17.01, a "Successor Landlord") shall (i) not be liable for any act or omission of Landlord or its predecessors, if any, prior to the date of such Successor Landlord's succession to Landlord's interest under this Lease; (ii) not be subject to any offsets or defenses which Tenant might have been able to assert against Landlord or its predecessors, if any, prior to the date of such Successor Landlord's succession to Landlord's interest under this Lease; (iii) not be liable for the return of any security deposit under the Lease unless the same shall have actually been deposited with such Successor Landlord; (iv) be entitled to receive notice of any Landlord default under this Lease plus a reasonable opportunity to cure such default prior to Tenant having any right or ability to terminate this Lease as a result of such Landlord default; (v) not be bound by any rent or additional rent which Tenant might have paid for more than the current month to Landlord; (vi) not be bound by any amendment or modification of the Lease or any cancellation or surrender of the same made without Successor Landlord's prior written consent;
(vii) not be bound by any obligation to make any payment to Tenant which was required to be made prior to the time such Successor Landlord succeeded to Landlord's interest and (viii) not be bound by any obligation under the Lease to perform any work or to make any improvements to the demised Premises. Any obligations of any Successor Landlord under its respective lease shall be non-recourse as to any assets of such Successor Landlord other than its interest in the Premises and improvements.

     17.02 Attornment.   If the interests of Landlord under the Lease shall be
           -----------
transferred to any superior Mortgagee or other purchaser or person taking title to the Building by reason of the termination of any superior lease or the foreclosure of any superior mortgage or deed of trust, Tenant shall be bound to such Successor Landlord under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if Successor Landlord were the landlord under the Lease, and Tenant shall attorn to and recognize as Tenant's landlord under this Lease such Successor Landlord, as its landlord, said attornment to be effective and self-operative without the execution of any further instruments upon Successor Landlord's succeeding to the interest of Landlord under the Lease. Tenant shall, upon demand, execute any documents reasonably requested by any such person to evidence the attornment described in this Section 17.02. Concurrently, upon written request from Tenant, and provided Tenant is not in default under this Lease, Landlord agrees to use diligent, commercially reasonable efforts to obtain a Non-Disturbance Agreement from the Successor Landlord. Such Non-Disturbance Agreement may be embodied in the Mortgagee's customary form of Subordination and Non-Disturbance Agreement. If, after exerting diligent, commercially reasonable efforts, Landlord is unable to obtain a Non-Disturbance Agreement from any such Mortgagee, Landlord shall have no further obligation to Tenant with respect thereto.

     17.03 Mortgagee Protection.   Tenant agrees to give any Mortgagee, by
           ---------------------
registered or certified mail, a copy of any notice of default served upon Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee (hereafter the "Notified Party"). Tenant further agrees that if Landlord shall have failed to cure such default within twenty (20) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such twenty (20) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the Notified Party shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if the Notified Party has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default).
Until the time allowed, as aforesaid, for the Notified Party to cure such default has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of Landlord's default.


                        ARTICLE XVIII - QUIET ENJOYMENT
                        -------------------------------

     18.01 Provided that Tenant performs all of its obligations hereunder, Tenant shall have and peaceably enjoy the Premises during the Lease Term free of claims by or through Landlord, subject to all of the terms and conditions contained in this Lease.


                      ARTICLE XIX - RULES AND REGULATIONS
                      -----------------------------------

     19.01 The Rules and Regulations attached hereto as Exhibit C are hereby incorporated by reference herein and made a part hereof. Tenant shall abide by, and faithfully observe and comply with the Rules and Regulations and any reasonable and non-discriminatory amendments, modifications and/or additions thereto as may hereafter be adopted and published by written notice to tenants by Landlord for the safety, care, security, good order and/or cleanliness of the Premises and/or the Building. Landlord shall not be liable to Tenant for any violation of such rules and regulations by any other tenant or occupant of the Building. The Landlord shall enforce the rules and regulations in a nondiscriminatory manner.


                       ARTICLE XX - ESTOPPEL CERTIFICATES
                       ----------------------------------

     20.01 Tenant agrees at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord to execute, acknowledge and deliver to Landlord a statement in writing addressed and certifying to Landlord, to any current or prospective Mortgagee or any assignee thereof, to any prospective purchaser of the land, improvements or both comprising the Building, and to any other party designated by Landlord, that to the extent true, this Lease is unmodified and in full force and effect (of if there have been modifications, that the same is in full force and effect as modified and stating the modifications); that Tenant has accepted possession of the Premises, which are acceptable in all respects, and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that Tenant is in full occupancy of the Premises; that no rent has been paid more than thirty (30) days in advance; that the first month's Base Rent has been paid; that Tenant is entitled to no free rent or other concessions except as stated in this Lease; that Tenant has not been notified of any previous assignment of Landlord's or any predecessor landlord's interest under this Lease; the dates to which Base Rent, additional rental and other charges have been paid; that Tenant, as of the date of such certificate, has no charge, lien or claim of setoff under this Lease or otherwise against Base Rent, additional rental or other charges due or to become due under this Lease; that Landlord is not in default in performance of any covenant, agreement or condition contained in this Lease; or any other matter relating to this Lease or the Premises or, if so, specifying each such default. If there is a Guaranty under this Lease, said Guarantor shall confirm the validity of the Guaranty by joining in the execution of the Estoppel Certificate or other documents so requested by Landlord or Mortgagee. In addition, in the event that such certificate is being given to any Mortgagee, such statement may contain any other provisions customarily required by such Mortgagee including, without limitation, an agreement on the part of Tenant to furnish to such Mortgagee, written notice of any Landlord default and a reasonable opportunity for such Mortgagee to cure such default prior to Tenant being able to terminate this Lease. Any such statement delivered pursuant to this Section may be relied upon by Landlord or any Mortgagee, or prospective purchaser to whom it is addressed and such statement, if required by its addressee, may so specifically state. If Tenant does not execute, acknowledge and deliver to Landlord the statement as and when required herein, Landlord is hereby granted an irrevocable power-of-attorney, coupled with an interest, to execute such statement on Tenant's behalf, which statement shall be binding on Tenant to the same extent as if executed by Tenant.


                        ARTICLE XXI - ENTRY BY LANDLORD
                        -------------------------------

     21.01 Landlord may enter the Premises at all reasonable times upon prior telephonic notice to: inspect the same; exhibit the same to prospective purchasers, Mortgagees or tenants; determine whether Tenant is complying with all of its obligations under this Lease; supply janitorial and other services to be provided by Landlord to Tenant under this Lease; post notices of non-responsibility; and make repairs or improvements in or to the Building or the Premises; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenience to, or interference with, Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated by Tenant in writing in advance), and Landlord shall have the right to use any and all means by which Landlord may deem proper to open such doors to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any such means, shall not under any circumstances be deemed or construed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from any part of the Premises. Such entry by Landlord shall not act as a termination of Tenant's duties under this Lease. If Landlord shall be required to obtain entry by means other than a key provided by Tenant, the cost of such entry shall by payable by Tenant to Landlord as additional rent.


                                  ARTICLE XXII
                                  ------------

       LANDLORD'S LEASE UNDERTAKINGS-EXCULPATION FROM PERSONAL LIABILITY;
       ------------------------------------------------------------------
                        TRANSFER OF LANDLORD'S INTEREST
                        -------------------------------

     22.01 Landlord's Lease Undertakings.   Notwithstanding anything to the
           ------------------------------
contrary contained in this Lease or in any exhibits, Riders or addenda hereto attached (collectively the "Lease Documents"), it is expressly understood and agreed by and between the parties hereto that: (a) the recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents or otherwise arising out of Tenant's use of the Premises or the Building (collectively, "Landlord's Lease Undertakings") shall extend only to Landlord's interest in the real estate of which the Premises demised under the Lease Documents are a part ("Landlord's Real Estate") and not to any other assets of Landlord or its officers, directors, or shareholders; and (b) except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, Heitman Capital Management LLC, Kennedy-Wilson Properties Ltd., Kennedy-Wilson Pennsylvania Management Inc., or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.

     22.02 Transfer of Landlord's Interest.   In the event of any transfer of
           --------------------------------
Landlord's interest in the Building, Landlord shall be automatically freed and relieved from all applicable liability with respect to performance of any covenant or obligation on the part of Landlord, provided any deposits or advance rents held by Landlord are turned over to the grantee and said grantee expressly assumes, subject to the limitations of this Section 22, all the terms, covenants and conditions of this Lease to be performed on the part of Landlord, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to all the provisions of this Section 22, be binding on Landlord, its successors and assigns, only during their respective periods of ownership.

     22.03  Tenant's Lease Undertakings.  Notwithstanding anything to the
            ----------------------------
contrary contained in the Lease Documents, except as expressly set forth under corporation law in Tenant's state of incorporation or under the United States Bankruptcy Act, it is expressly understood and agreed by and between the parties hereto that the recourse of Landlord of its successors or assigns against Tenant with respect to the alleged breach by or on the part of Tenant of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents or otherwise arising out of Tenant's use of the Premises or the Building (collectively, Tenant's Lease Undertakings) shall extend only to the Tenant and no personal Liability, or personal responsibility of any sort with respect to any of Tenant's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against any of Tenant's directors, officers, employees, agents, or representatives.



                        ARTICLE XXIII - HOLDOVER TENANCY
                        --------------------------------

     23.01 If Tenant holds possession of the Premises after the expiration or termination of the Lease Term, by lapse of time or otherwise, Tenant shall become a tenant at sufferance upon all of the terms contained herein, except as to Lease Term and Rent. During such holdover period, Tenant shall pay to Landlord a monthly rental equivalent to one hundred fifty percent (150%) of the Rent Payable by Tenant to Landlord with respect to the last month of the Lease Term. The monthly rent payable for such holdover period shall in no event be construed as a penalty or as liquidated damages for such retention of possession. Without limiting the foregoing, Tenant hereby agrees to indemnify, defend and hold harmless Landlord, its beneficiary, and their respective agents, contractors and employees, from and against any and all claims, liabilities, actions, losses, damages (including without limitation, direct, indirect, incidental and consequential) and expenses (including, without limitation, court costs and reasonable attorneys' fees) asserted against or sustained by any such party and arising from or by reason of such retention of possession, which obligations shall survive the expiration or termination of the Lease Term.


                             ARTICLE XXIV - NOTICES
                             ----------------------

     24.01 All notices which Landlord or Tenant may be required, or may desire, to serve on the other may be served, as an alternative to personal service, by mailing the same by registered or certified mail, postage prepaid, addressed to Landlord at the address for Landlord set forth in Section 1.12 above and to Tenant at the address for Tenant set forth in Section 1.13 above, or, from and after the Commencement Date, to Tenant at the Premises whether or not Tenant has departed from, abandoned or vacated the Premises, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing. Any notice shall be deemed to have been served at the time the same was posted.


                             ARTICLE XXV - BROKERS
                             ---------------------

     25.01 The parties recognize as the broker(s) who procured this Lease the firm(s) specified in Section 1.14 and agree that Landlord shall be solely responsible for the payment of any brokerage commissions to said broker(s), and that Tenant shall have no responsibility therefor unless written provision to the contrary has been made a part of this Lease. If Tenant has dealt with any other person or real estate broker in respect to leasing, subleasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall protect, indemnify, hold harmless and defend Landlord from any liability in respect thereto.


                       ARTICLE XXVI - ELECTRONIC SERVICES
                       ----------------------------------

     26.01 Tenant's Lines.   Tenant may, in a manner consistent with the
           ---------------
provisions and requirements of this Lease, install, maintain, replace, remove or use any communications or computer or other electronic service wires, cables and related devices (collectively the "Lines") at the Building in or serving the Premises, provided: (a) Tenant shall obtain Landlord's prior written consent, which consent may be conditioned as required by Landlord, (b) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, and (c) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove
any Lines which are installed in violation of these provisions.   Tenant shall
not, without the prior written consent of Landlord in each instance, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord's written consent shall be null and void.

     26.02  Definition of Electronic Services.  As used herein "Electronic
            ---------------------------------
Services Provider" means a business which provides telephone, telegraph, telex, video, other telecommunications or other services which permit Tenant to receive or transmit information by the use of electronics and which require the use of wires, cables, antennas or similar devices in or on the Building. The services of Electronic Services Providers are sometimes referred to herein as "Electronic Services."

     26.03  No Right to Specific Services. Landlord shall have no obligation (i)
            -----------------------------
to install any Electronic Services equipment or facilities, (ii) to make available to Tenant the services of any particular Electronic Services Provider,
(iii) to allow any particular Electronic Services Provider access to the Building, (iv) to continue to grant access to an Electronic Services Provider once such provider has been given access to the Building. Landlord may (but shall not have the obligation to): (x) install new Lines at the property, (y) create additional space for Lines at the property, and (z) adopt reasonable and uniform rules and regulations with respect to Lines.

     26.04  Limitation of Landlord's Responsibility.  Tenant acknowledges and
            ---------------------------------------
agrees that all Electronic Services desired by Tenant shall be ordered and utilized at the sole expense of Tenant. Unless Landlord otherwise requests or consents in writing, all of Tenant's Electronic Services equipment shall be and remain solely in the Tenant's premises and the telephone closet(s) on the floor(s) on which the Tenant's premises is located, in accordance with rules and regulations adopted by Landlord from time to time. Unless otherwise specifically agreed to in writing, Landlord shall have no responsibility for the maintenance of Tenant's Electronic Services equipment, including Lines; nor for any Lines or other infrastructure to which Tenant's Electronic Services equipment may be connected. Tenant agrees that, to the extent any Electronic Services are interrupted, curtailed or discontinued, Landlord shall have no obligation or liability with respect thereto and it shall be the sole obligation of Tenant at its own expense to obtain substitute service. Except to the extent arising from the intentional or grossly negligent acts of Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that Tenant's use of any Lines will be free from the following (collectively called "Line Problems"): (x) any eavesdropping or wire-tapping by unauthorized parties, (y) any failure of any Lines to satisfy

Tenant's requirements, or (z) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants at the property. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems.

     26.05  Necessary Service Interruptions.  Landlord shall have the right,
            -------------------------------
upon reasonable prior notice to Tenant, to interrupt or turn off Electronic Services facilities in the event of emergency or as necessary in connection with maintenance, repairs or construction at the Building or installation of Electronic Services equipment for other Tenants of the Building or on account of violation by the Electronic Services Provider or owner of the Electronic Services equipment of any obligation to Landlord or in the event that Tenant's use of the Electronic Services infrastructure of the Building materially interferes with the Electronic Services of other tenants of the Building.

     26.06  Removal of Equipment, Wiring and Other Facilities.  Any and all
            -------------------------------------------------
Electronic Services equipment installed in the Tenant's Premises or elsewhere in the Building by or on behalf of Tenant, including Lines, or other facilities for Electronic Services reception or transmittal, shall be removed prior to the expiration or earlier termination of the Lease term, by Tenant at its sole cost or, at Landlord's election, by Landlord at Tenant's sole cost, with the cost thereof to be paid as additional rent. Landlord shall have the right, however, upon written notice to Tenant given no later than thirty (30) days prior to the expiration or earlier termination of the Lease term (except that the notice period shall extend to thirty (30) days beyond the date of termination of the Lease if it is terminated by either party due to a default by the other), to require Tenant to abandon and leave in place, without additional payment to Tenant or credit against rent, any and all Electronic Services Lines and related infrastructure, or selected components thereof, whether located in the Tenant's premises or elsewhere in the Building.

     26.07  New Provider Installations.  In the event that Tenant wishes at any
            --------------------------
time to utilize the services of an Electronic Services Provider whose equipment is not then servicing the Building, no such Electronic Services Provider shall be permitted to install its Lines or other equipment within the Building without first securing the prior written approval of the Landlord. Landlord's approval shall not be deemed any kind of warranty or representation by Landlord, including, without limitation, any warranty or representation as to the suitability, competence, or financial strength of the Electronic Services Provider. Without limitation of the foregoing standard, unless all of the following conditions are satisfied to Landlord's satisfaction, it shall be reasonable for Landlord to refuse to give its approval: (i) Landlord shall incur no current expense or risk or future expense whatsoever with respect to any aspect of the Electronic Services Provider's provision of its Electronic Services, including without limitation, the costs of installation, materials and services; (ii) prior to commencement of any work in or about the Building by the Electronic Services Provider, the Electronic Services Provider shall supply Landlord with such written indemnities, insurance, financial statements, and such other items as Landlord reasonably determines to be necessary to protect its financial interests and the interests of the Building relating to the proposed activities of the Electronic Services Provider; (iii) the Electronic Services Provider agrees to abide by such rules and regulations, Building and other codes, job site rules and such other requirements as are reasonably determined by Landlord to be necessary to protect the interests of the Building, the Tenants in the Building and Landlord, in the same or similar manner as Landlord has the right to protect itself and the Building with respect to proposed alterations as described in Article IX of this Lease; (iv) Landlord reasonably determines that, considering other potential uses for space in the Building, there is sufficient space in the Building for the placement of all of the provider's equipment, conduit, Lines and other materials; (v) the Electronic Services Provider agrees to abide by Landlord's requirements, if any, that provider use existing Building conduits and pipes or use Building contractors (or other contractors approved by Landlord); (vi) Landlord receives from the Electronic Services Provider such compensation as is reasonably determined by Landlord to compensate it for space used in the Building for the storage and maintenance of the Electronic Services Provider's equipment, for the fair market value of a Electronic Services Provider's access to the Building, for the use of common or core space within the Building and the costs which may reasonably be expected to be incurred by Landlord; (vii) the provider agrees to deliver to Landlord detailed "as built" plans immediately after the installation of the provider's equipment is complete; and (viii) all of the foregoing matters are documented in a written license agreement between Landlord and the provider, the form and content of which is reasonably satisfactory to Landlord."

     26.08  Limit of Default or Breach.   Notwithstanding any provision of the
            --------------------------
proceeding paragraphs to the contrary, the refusal of Landlord to grant its approval to any prospective Electronic Services Provider shall not be deemed a default or breach by Landlord of its obligation under this Lease unless and until Landlord is adjudicated to have acted recklessly or maliciously with respect to Tenant's request for approval, and in that event, Tenant shall still have no right to terminate the Lease or claim an entitlement to rent abatement, but may as Tenant's sole and exclusive recourse seek a judicial order of specific performance compelling Landlord to grant its approval as to the prospective provider in question. The provisions of this paragraph may be enforced solely by Tenant and Landlord, are not for the benefit of any other party, and specifically but without limitation, no telephone or other Electronic Services Provider shall be deemed a third party beneficiary of this Lease.

     26.09  Installation and Use of Wireless Technologies. Tenant shall not
            ---------------------------------------------
utilize any wireless Electronic Services equipment (other than usual and customary cellular telephones or wireless LAN so long as not to interfere with other tenants'), including antennae and satellite receiver dishes, within the Tenant's premises, within the Building or attached to the outside walls or roof of the Building, without Landlord's prior written consent. Such consent may be conditioned in such a manner so as to protect Landlord's financial interests and the interests of the Building, and the other tenants therein, in a manner similar to the arrangements described in the immediately preceding paragraphs.

     26.10  Limitation of Liability For Equipment Interference.  In the event
            --------------------------------------------------
that Electronic Services equipment, Lines and facilities or satellite and antennae equipment of any type installed by or at the request of Tenant within the Tenant's premises, on the roof, or elsewhere within or on the Building causes interference to equipment used by another party, Tenant shall cease using such equipment, Lines and facilities or satellite and antennae equipment until the source of the interference is identified and eliminated and Tenant shall assume all liability related to such interference. Tenant shall cooperate with Landlord and other parties, to eliminate such interference promptly. In the event that Tenant is unable to do so, Tenant will substitute alternative equipment which remedies the situation. If such interference persists, Tenant shall, at Landlord's sole discretion, remove such equipment.

                         ARTICLE XXVII - MISCELLANEOUS
                         -----------------------------

     27.01  Entire Agreement.   This Lease contains all of the agreements and
            -----------------
understandings relating to the leasing of the Premises and the obligations of Landlord and Tenant in connection with such leasing. Landlord has not made, and Tenant is not relying upon, any warranties, or representations, promises or statements made by Landlord or any agent of Landlord, except as expressly set forth herein. This Lease supersedes any and all prior agreements and understandings between Landlord and Tenant and alone expresses the agreement of the parties.

     27.02  Amendments.    This Lease shall not be amended, changed or modified
            ------------
in any way unless in writing executed by Landlord and Tenant. Landlord shall not have waived or released any of its rights hereunder unless in writing and executed by Landlord.

     27.03  Successors.    Except as expressly provided herein, this Lease and
            -----------
the obligations of Landlord and Tenant contained herein shall bind and benefit the successors and assigns of the parties hereto.

     27.04  Force Majeure.   Neither party shall incur liability to the other
            --------------
with respect to, and shall not be responsible for any failure to perform, any obligations hereunder if such failure is caused by any reason beyond the control of the party claiming force majeure including, but not limited to, strike, labor trouble, governmental rule, regulations, ordinance, statute or interpretation, or by fire, earthquake, civil commotion, or failure or disruption of utility services. The amount of time for the affected party to perform any of its obligations shall be extended by the amount of time it is delayed in performing such obligation by reason of any force majeure occurrence whether similar to or different from the foregoing types of occurrences. Notwithstanding the foregoing, Tenant shall not be relieved of any obligation of payment hereunder by reason of any claim of force majeure by Tenant.

     27.05  Survival of Obligations.
            ------------------------

     (A) Any obligations of Tenant accruing prior to the expiration of the Lease shall survive the expiration or earlier termination of the Lease, and Tenant shall promptly perform all such obligations whether or not this Lease has expired or been terminated.

     (B) )  Any obligations of Landlord pursuant to Sections 10.01B, 10.03C,
10.06 and 16 accruing prior to the expiration of the Lease shall survive the expiration or earlier termination of the Lease, and Landlord shall promptly perform all such obligations whether or not this Lease has expired or been terminated.

     27.06  Light and Air.   No diminution or shutting off of any light, air or
            --------------
view by any structure now or hereafter erected shall in any manner affect this Lease or the obligations of Tenant hereunder, or increase any of the obligations of Landlord hereunder.

     27.07  Governing Law.   This Lease shall be governed by, and construed in
            --------------
accordance with, the laws of the Commonwealth of Pennsylvania.

     27.08  Severability.   In the event any provision of this Lease is found to
            -------------
be unenforceable, the remainder of this Lease shall not be affected, and any provision found to be invalid shall be enforceable to the extent permitted by law. The parties agree that in the event two different interpretations may be given to any provision hereunder, one of which will render the provision unenforceable, and one of which will render the provision enforceable, the interpretation rendering the provision enforceable shall be adopted.

     27.09  Captions.   All captions, headings, titles, numerical references and
            ---------
computer highlighting are for convenience only and shall have no effect on the interpretation of this Lease.

     27.10  Interpretation.   Tenant acknowledges that it has read and reviewed
            ---------------
this Lease and that it has had the opportunity to confer with counsel in the negotiation of this Lease. Accordingly, this Lease shall be construed neither for nor against Landlord or Tenant, but shall be given a fair and reasonable interpretation in accordance with the meaning of its terms and the intent of the parties.

     27.11  Independent Covenants.   Each covenant, agreement, obligation or
            ----------------------
other provision of this Lease to be performed by Tenant are separate and independent covenants of Tenant, and not dependent on any other provision of the Lease.

     27.12  Number and Gender.   All terms and words used in this Lease,
            ------------------
regardless of the number or gender in which they are used, shall be deemed to include the appropriate number and gender, as the context may require.

     27.13  Time is of the Essence.   Time is of the essence of this Lease and
            -----------------------
the performance of all obligations hereunder.

     27.14  Joint and Several Liability.   If Tenant comprises more than one
            -----------------------------
person or entity, or if this Lease is guaranteed by any party, all such persons shall be jointly and severally liable for payment of rents and the performance of Tenant's obligations hereunder. If Tenant comprises more than one person or entity and fewer than all of the persons or entities comprising Tenant abandon the Premises, Landlord, at its sole option, may treat the abandonment by such person or entities as an event of default and exercise with respect to such persons the rights and remedies provided in Article XV without affecting the right or obligations of the persons or entities comprising Tenant which have not abandoned the property.

     27.15  Exhibits.   Exhibits A (Outline of Premises), B (Work Letter
            ---------
Agreement), C (Rules and Regulations) and E (Suite Acceptance Letter) are incorporated into this Lease by reference and made a part hereof.

     27.16  Offer to Lease.   The submission of this Lease to Tenant or its
            ---------------
broker or other agent, does not constitute an offer to Tenant to lease the Premises. This Lease shall have no force and effect until (a) it is executed and delivered by Tenant to Landlord and (b) it is fully reviewed and executed by Landlord; provided, however, that, upon execution of this Lease by Tenant and delivery to Landlord, such execution and delivery by Tenant, shall, in consideration of the time and expense incurred by Landlord in reviewing the Lease and Tenant's credit, constitute an offer by Tenant to lease the Premises upon the terms and conditions set forth herein (which offer to Lease shall be irrevocable for twenty (20) business days following the date of delivery).

     27.17  No Counterclaim; Choice of Laws.   It is mutually agreed that in the
            --------------------------------
event Landlord commences any summary proceeding for non-payment of Rent, Tenant will not interpose any counterclaim (other than compulsory counterclaims) of whatever nature or description in any such proceeding. In addition, both parties hereby submits to local jurisdiction in Allegheny County in the Commonwealth of Pennsylvania and agrees that any action shall be instituted in the Courts of Allegheny County in the Commonwealth of Pennsylvania and that both parties consent to personal jurisdiction for any action in the Commonwealth of Pennsylvania.

     27.18  Electrical Service to the Premises.   Anything set forth in Section
            -----------------------------------
7.01 or elsewhere in this Lease to the contrary notwithstanding, electricity to the Premises shall not be furnished by Landlord, but shall be furnished by the approved electric utility company serving the Building. Landlord shall permit Tenant to receive such service directly from such utility company at Tenant's cost (except as otherwise provided herein) and shall permit Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes.

     27.19  Rights Reserved by Landlord.   Landlord reserves the following
            ----------------------------
rights exercisable without notice (except as otherwise expressly provided to the contrary in this Lease) and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent: (i ) to change the name or street address of the Building; (ii) to install, affix and maintain all signs on the exterior and/or interior of the Building; (iii) to designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises and, notwithstanding the provisions of Article IX, the design, arrangement, style, color and general appearance of the portion of the Premises visible from the exterior, or the interior glass, and contents thereof, including, without limitation, furniture, fixtures, signs, art work, wall coverings, carpet and decorations, and all changes, additions and removals thereto, shall, at all times have the appearance of premises having the same type of exposure and used for substantially the same purposes that are generally prevailing in comparable office buildings in the area. Any violation of this provision shall be deemed a material breach of this Lease; (iv) to change the arrangement of entrances, doors, corridors, elevators and/or stairs in the Building, provided no such change shall materially adversely affect access to the Premises; (v) to grant any party the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purposes permitted under this Lease; (vi) to prohibit the placement of vending or dispensing machines of any kind in or about the Premises other than for use by Tenant's employees; (vii) to prohibit the placement of video or other electronic games in the Premises; (viii) to have access for Landlord and other tenants of the Building to any mail boxes located in or on the Premises according to the rules of the United States Post Office; (ix) to close the Building after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times under such rules and regulations as Landlord prescribes for security purposes; (x) to install, operate and maintain security systems which monitor all persons entering or leaving the Building; (xi) to install and maintain pipes, ducts, conduits, wires and structural elements located in the Premises which serve other parts or other tenants of the Building; and (xii) to retain at all times master keys or pass keys to the Premises.


     27.20  Parking.     Tenant will be entitled to the use of six (6) exclusive
            --------
parking spaces, which location is to be designated by Landlord and subject to change, at no cost to Tenant for the term of the Lease. Tenant shall also be entitled to the nonexclusive use of non reserved parking spaces at the Building as may be modified by Landlord from time to time at no cost for the term of the Lease.

                        ARTICLE XXVIII - RENEWAL OPTION
                        -------------------------------


     28.01 RENEWAL OPTION.  Tenant shall have an option (the "Renewal Option")
           ---------------
to renew the initial term with respect to all (but not less than all) of the Premises demised under or pursuant to this Lease as of the expiration date of the Term for one additional term (the "Renewal Term") of five (5) years, commencing on the day immediately following the expiration date of the initial Term, under the following terms and conditions and subject to credit approval by
Landlord:

     (1) Tenant gives Landlord written notice of its election to exercise the Renewal Option no earlier than the date which is three hundred sixty-five (365) days prior to the expiration date of the initial Term and no later than the date which is two hundred seventy (270) days prior to the expiration date of the initial Term;

     (2) Tenant is not in breach or default under this Lease either on the date Tenant exercises the Renewal Option or at any time through and including the proposed commencement date of the Renewal Term.

     28.02 TERM.  If Tenant timely and properly exercises the Renewal Option in
           -----
accordance with the provisions of Section 28.01:

     (1) The Rent payable for the Renewal Term shall be based on the then prevailing rent for similar space in this property, but in no event shall the rental rate be less than the adjusted rental rate payable under this Lease on the expiration date of the initial Term. For purposes of the preceding sentence, "prevailing rental rate" shall mean the total rental then being quoted by Landlord to third party tenants for reasonably comparable space in the Building for leases approximately as long, and commencing at approximately the same time, as the Renewal Term, subject to reasonable adjustment for the desirability of the applicable floor or area of the Building. If Landlord is not then quoting rental rates for comparable space, the rates used for purposes of this provision shall be those rates Landlord would have used if Landlord had quoted such rates. Landlord's good faith determination of the "prevailing rental rate" shall be conclusive and binding as to Landlord and Tenant. If Tenant timely and properly exercises the Renewal Option, Landlord agrees to give Tenant written notice setting forth the prevailing rental rate, which notice shall be given prior to the commencement date of the Renewal Term.

     (2) Tenant shall have no further options to renew the initial Term of this Lease beyond the expiration date of the Renewal Term.

     (3) Landlord will not be required to give any economic concession in connection with the exercise of this option except Landlord shall give an allowance for leasehold improvement similar to that given to other recent renewal tenants of similar size in Foster Plaza building 9 and 10.

     (4) Except as otherwise provided herein, all of the terms and provisions of this Lease shall remain the same and in full force and effect during the Renewal Term.

     28.03 AMENDMENT.  If Tenant exercises the Renewal Option, Landlord and
           ----------
Tenant shall execute and deliver an amendment to this Lease (or, at Landlord's option, a new lease on the form then in use for the Building) reflecting the lease of the Premises by Landlord to Tenant for the Renewal Term on the terms provided above, which amendment (or new lease, as the case may be) shall be executed and delivered prior to the commencement date of the Renewal Term.


     28.04 TERMINATION.  The Renewal Option shall automatically terminate and
           ------------
become null and void and of no force or effect upon the earlier to occur of (1) the expiration or termination of this Lease, (2) the termination of the Tenant's right to possession of the Premises, (3) the assignment of this Lease by Tenant other than to an Affiliate, (4) the sublease by Tenant of all or part of the Premises, or (5) the failure of Tenant to timely or properly exercise the Renewal Option or (6) the occurrence of an Event of Default by Tenant under the Lease during the final year of the Lease.

                      ARTICLE XXIX - RIGHT OF FIRST OFFER
                      -----------------------------------

     29.01 Right of First Offer for Expansion Space.   For purposes of this
           -----------------------------------------
Lease, "Expansion Space" shall mean the remaining space located on the fifth
(5th) floor of the Building, as more particularly shown on Exhibit A-2 attached hereto. Subject to the rights of existing tenants whose leases pre-date this Lease, credit approval by Landlord which shall not be unreasonably withheld and provided Tenant is not in default under this Lease at the time the Expansion Space becomes available, or at any time through and including execution of a lease amendment by the Landlord for the subject space, Tenant shall have a right of first offer to lease the Expansion Space, such right commencing on the Commencement Date of this Lease and expiring on the last day of the sixtieth
(60th) month of the lease term, subject to the following conditions. Landlord shall provide Tenant with written notice of the availability of all or a portion of the Expansion Space. Within five (5) business days of such notification, Tenant shall notify Landlord in writing sent certified mail, return receipt requested, with postage prepaid thereon that it elects to exercise its right of first offer for the Expansion Space. If Tenant does not so notify Landlord, Tenant will be deemed to have waived its right of first offer respecting all or the portion of the Expansion Space set forth in the Landlord's notice until such time as such Expansion Space again becomes available. The Base Rent for the Expansion Space shall be in the amount of $23.00 per rentable square foot, with a Base Year of 2001 and for a term which is coterminous with the term of this Lease. If Tenant fails to execute and deliver an amendment to this Lease consistent with the foregoing within fifteen (15) days after receipt by Tenant of the subject lease amendment, then Tenant's previous exercise of its right to lease the Expansion Space shall be deemed null and void and Landlord shall thereafter have the right to let the space to any third party tenant. The rights of Tenant under this Article are personal and may not be assigned to or exercised by any other party.

     In the event Tenant exercises any Right of First Offer for Expansion Space, all of the terms and provisions of this Lease shall be applicable to the Expansion Space thereby included in the Premises, except that (i) Tenant shall not be entitled to any rent abatement for the Expansion Space and (ii) the annual rate of Base Rent for the Expansion Space, as adjusted based on increases in operating costs, taxes, shall be equal to the amount that Tenant is paying at the time of expansion.

     In the event Tenant exercises the Right of First Offer for Expansion Space, Landlord and Tenant shall promptly execute and deliver an amendment to this Lease reflecting the inclusion of the Expansion Space in the Premises on the terms herein provided.

     In the event Tenant exercises the Right of First Offer for Expansion Space within 36 months of the Commencement Date, Tenant shall receive an improvement allowance of $27.00 per rentable square foot of the Expansion Space multiplied by a fraction, the numerator of which is the number of months remaining in the term as of the date the Expansion Space is added to the Premises and the denominator of which is 72 .

     The Right of First Offer for Expansion Space shall automatically terminate upon the earlier to occur of (i) the expiration or termination of this Lease,
(ii) the termination of Tenant's right to possession of the Premises, (iii) the assignment of this Lease by Tenant other than to an Affilliate or the sublease by Tenant of the Premises, or any part thereof, (iv) the failure of Tenant to exercise any right to lease space under its Right of First Offer for Expansion Space, or (v) the occurrence of an Event of Default under the Lease.

                         ARTICLE XXX TERMINATION OPTION
                         ------------------------------

     30.01 Termination Option.  Tenant shall have the option (the "Termination
           -------------------
Option") to terminate this Lease effective as of last day of the 48th month of the lease term , (the "Termination Date") upon the following terms and conditions:

(a) Tenant gives Landlord written notice of Tenant's election to exercise the Termination Option at least one hundred eighty (180) days prior to the Termination Date.

(b) There is no uncured Event of Default by Tenant either on the date Tenant exercises the Termination Option, or at any time prior to the Termination Date; and

(c) Tenant pays to Landlord concurrently with its exercise of the Termination Option, a cancellation fee in an amount equal to $165,973.50 plus two (2) months adjusted Base Rent plus the unamortized portion (amortized at a 10% interest rate)of any tenant improvement allowance received by Tenant for expansion space. This payment shall be made by certified check, bank draft or wire transfer.

In the event Tenant timely and properly exercises the Termination Option, the Term shall terminate effective as of the Termination Date. Rent shall be paid through and apportioned as of the Termination Date, and neither Landlord nor Tenant shall have any rights, estates, liabilities or obligations accruing under this Lease after the Termination Date, except such rights and liabilities which, by the terms of this Lease are obligations of the Tenant which can survive the expiration of the Lease. The Termination Option shall automatically terminate and become null and void upon; a) the failure of Tenant to timely or properly exercise the Termination Option; b) the assignment or sublease of the Premises other than to an Affiliate, or any part thereof, by Tenant; and c) Tenant's right to possession of the Premises is terminated.

     IN WITNESS WHEREOF, the parties hereto have executed this lease as of the date first above written.



LANDLORD:                                      TENANT:

FOSTER PLAZA HOLDING CORP., a Pennsylvania     IGATE CAPITAL INC.,
corporation                                    a Delaware corporation

By: HEITMAN CAPITAL MANAGEMENT LLC,
    an Iowa limited liability company,
    Investment Manager


By:_____________________________________       By: _____________________________


Its:______________________________________     Its:_____________________________

                                   EXHIBIT A
                             FLOOR PLAN OF PREMISES
                             ----------------------

                                   EXHIBIT B
                             WORK LETTER AGREEMENT
                             ---------------------

                            [Landlord Performs Work]
                                  [Allowance]

     This Work Letter Agreement ("Work Letter") is executed simultaneously with that certain Office Lease (the "Lease") between IGATE CAPITAL INC., a Delaware corporation, as "Tenant", and FOSTER PLAZA HOLDING CORP., a Pennsylvania corporation, as "Landlord", relating to demised premises ("Premises") at the building commonly known as FOSTER PLAZA X (the "Building"), which Premises are more fully identified in the Lease. Capitalized terms used herein, unless otherwise defined in this Work Letter, shall have the respective meanings ascribed to them in the Lease.

     For and in consideration of the agreement to lease the Premises and the mutual covenants contained herein and in the Lease, Landlord and Tenant hereby agree as follows:

     1. Tenant's Initial Plans; the Work.   Tenant desires Landlord to perform
        ---------------------------------
certain leasehold improvement work in the Premises in substantial accordance with the plan or plans (collectively, the "Initial Plan") to be prepared by Renessance 3 Architects. Such work, as shown in the Initial Plan and as more fully detailed in the Working Drawings (as defined and described in Paragraph 2 below), shall be hereinafter referred to as the "Work". Not later than June 14, 2000, Tenant shall furnish to Landlord such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable Landlord's architects and engineers to prepare mechanical, electrical and plumbing plans and to prepare the Working Drawings, including a final telephone layout and special electrical connection requirements, if any. All plans, drawings, specifications and other details describing the Work which have been or are hereafter furnished by or on behalf of Tenant shall be subject to Landlord's approval, which Landlord agrees shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Additional Work (as defined in Paragraph 7 below) because, in Landlord's reasonable opinion, the work, as described in any such item, or the Additional Work, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Landlord's ability to furnish services to Tenant or other tenants in the Building; (c) would increase the cost of operating the Building; (d) would violate any governmental laws, rules or ordinances (or interpretations thereof); (e) contains or uses hazardous or toxic materials or substances; (f) would adversely affect the appearance of the Building; (g) might adversely affect another tenant's premises; (h) is prohibited by any ground lease affecting the Building or any mortgage, trust deed or other instrument encumbering the Building; or (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work or Initial Plan or any other plans, drawings, specifications or other items associated with the Work nor Landlord's performance, supervision or monitoring of the Work shall constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises.

     2. Working Drawings.   If necessary for the performance of the Work and not
        -----------------
included as part of the Initial Plan attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Working Drawings") based on and consistent with the Initial Plan and the other plans, drawings, specifications, finish details and other information furnished by Tenant to Landlord and approved by Landlord pursuant to Paragraph 1 above.
So long as the Working Drawings are consistent with the Initial Plan, Tenant shall approve the Working Drawings within three (3) days after receipt of same from Landlord by initialing and returning to Landlord each sheet of the Working Drawings or by executing Landlord's approval form then in use, whichever method of approval Landlord may designate.

     3. Performance of the Work; Allowance.   Except as hereinafter provided to
        -----------------------------------
the contrary, Landlord shall cause the performance of the Work using (except as may be stated or shown otherwise in the Working Drawings) building standard materials, quantities and procedures then in use by Landlord ("Building Standards"). Landlord shall pay for a portion of the "Cost of Work" (as defined below) in an amount not to exceed $348,165.00 (such amount being $27.00 per rentable square foot of the Premises which is to be improved, as described in the Working Drawings) (the "Allowance"), and Tenant shall pay for the entire Cost of the Work in excess of the Allowance. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Allowance specified above exceeds the Cost of the Work. For purposes of this Agreement, the term "Cost of the Work" shall mean and include any and all costs and expenses of the Work, including, without limitation, the cost of the Working Drawings and of all labor (including overtime) and materials constituting the Work. Notwithstanding anything to the contrary, any unused portion of the Allowance not to exceed $4.00 per square foot ($51,580.00) may shall be credited towards Base Rent.

     4. Payment.   Prior to commencing the Work, Landlord shall submit to Tenant
        --------
a written statement of the total Cost of the Work (which shall include the amount of any overtime projected as necessary to substantially complete the Work by the Commencement Date specified in the Lease) as then known by Landlord, and such statement shall indicate the amount, if any, by which the total Cost of the Work exceeds the Allowance (the "Excess Costs"). Tenant agrees, within three
(3) days after submission to it of such statement, to execute and deliver to Landlord, in the form then in use by Landlord, an authorization to proceed with the Work, and Tenant shall also then pay to Landlord an amount equal to the Excess Costs. No Work shall be commenced until Tenant has fully complied with the preceding provisions of this Paragraph 4. In the event, and each time, that any change order by

Tenant, unknown field condition, delay caused by acts beyond
Landlord's control or other event or circumstance causes the Cost of the Work to be increased after the time that Landlord delivers to Tenant the aforesaid initial statement of the Cost of the Work, Landlord shall deliver to Tenant a revised statement of the total Cost of the Work, indicating the revised calculation of the Excess Costs, if any. Within three (3) days after submission to Tenant of any such revised statement, Tenant shall pay to Landlord an amount equal to the Excess Costs, as shown in such revised statement, less the amounts previously paid by Tenant to Landlord on account of the Excess Costs, and Landlord shall not be required to proceed further with the Work until Tenant has paid such amount. Delays in the performance of the Work resulting from the failure of Tenant to comply with the provisions of this Paragraph 4 shall be deemed to be delays caused by Tenant.

     5. Substantial Completion.   Landlord shall cause the Work to be
        -----------------------
"substantially completed" on or before the scheduled date of commencement of the term of the Lease as specified in Section 1.05 of the Lease, subject to delays caused by strikes, lockouts, boycotts or other labor problems, casualties, discontinuance of any utility or other service required for performance of the Work, unavailability or shortages of materials or other problems in obtaining materials necessary for performance of the Work or any other matter beyond the control of Landlord (or beyond the control of Landlord's contractors or subcontractors performing the Work) and also subject to "Tenant Delays" (as defined and described in Paragraph 6 of this Work Letter). The Work shall be deemed to be "substantially completed" for all purposes under this Work Letter and the Lease if and when Landlord's architect issues a written certificate to Landlord and Tenant, certifying that the Work has been substantially completed (i.e., completed except for "punchlist" items listed in such architect's certificate) in substantial compliance with the Working Drawings, or when Tenant first takes occupancy of the Premises, whichever first occurs. If the Work is not deemed to be substantially completed on or before the scheduled date of the commencement of the term of the Lease as specified in Section 1.05 of the Lease,
(a) Landlord agrees to use reasonable efforts to complete the Work as soon as practicable thereafter, (b) the Lease shall remain in full force and effect, (c) Landlord shall not be deemed to be in breach or default of the Lease or this Work Letter as a result thereof and Landlord shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of Rent or otherwise), and (d) except in the event of Tenant Delays, and notwithstanding anything contained in the Lease to the contrary, the Commencement Date of the Lease Term as specified in Section 1.05 of the Lease shall be extended to the date on which the Work is deemed to be substantially completed and the Expiration Date of the Lease Term as specified in Section 1.06 of the Lease shall be extended by an equal number of days. At the request of either Landlord or Tenant in the event of such extensions in the commencement and expiration dates of the term of the Lease, Tenant and Landlord shall execute and deliver an amendment to the Lease reflecting such extensions. Landlord agrees to use reasonable diligence to complete all punchlist work listed in the aforesaid architect's certificate promptly after substantial completion.

     6. Tenant Delays.   There shall be no extension of the scheduled
        --------------
commencement or expiration date of the term of the Lease (as otherwise permissibly extended under Paragraph 5 above) if the Work has not been substantially completed on said scheduled commencement date by reason of any delay attributable to Tenant ("Tenant Delays"), including without limitation:

        (i) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or the other information required under Paragraph 1 above on or before the date stated in Paragraph 1;

        (ii) the failure of Tenant to grant approval of the Working Drawings within the time required under Paragraph 2 above;

        (iii) the failure of Tenant to comply with the requirements of Paragraph 4 above;

        (iv) Tenant's requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirements for special construction staging or phasing;

        (v) the performance of any Additional Work (as defined in Paragraph 7 below) requested by Tenant or the performance of any work in the Premises by any person, firm or corporation employed by or on behalf of Tenant, or any failure to complete or delay in completion of such work; or

        (vi)  any other act or omission of Tenant that causes a delay.

     7. Additional Work.   Upon Tenant's request and submission by Tenant (at
        ----------------
Tenant's sole cost and expense) of the necessary information and/or plans and specifications for work other than the Work described in the Working Drawings ("Additional Work") and the approval by Landlord of such Additional Work, which approval Landlord agrees shall not be unreasonably withheld, Landlord shall perform such Additional Work, at Tenant's sole cost and expense, subject, however, to the following provisions of this Paragraph 7. Prior to commencing any Additional Work requested by Tenant, Landlord shall submit to Tenant a written statement of the cost of such Additional Work, which cost shall include a fee payable to Landlord in the amount of 5% of the total cost of such Additional Work as compensation to Landlord for monitoring the Additional Work and for administration, overhead and field supervision associated with the Additional (such fee being hereinafter referred to as "Landlord's Additional Compensation"), and, concurrently with such statement of cost, Landlord shall also submit to Tenant a proposed tenant extra order (the "TEO") for the Additional Work in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such TEO and shall pay to Landlord the entire cost of the Additional Work, including Landlord's Additional Compensation (as reflected in Landlord's statement of such cost), within five (5) days after Landlord's submission of such statement and TEO to Tenant. If Tenant fails to execute or deliver such TEO or pay the entire cost of such Additional Work within such 5-day period, then Landlord shall not be obligated to do any of the Additional Work and may proceed to do only the Work, as specified in the Working Drawings.

     8. Tenant Access.   Landlord, in Landlord's reasonable discretion and upon
        --------------
request by Tenant, may grant to Tenant a license to have access to the Premises prior to the date designated in the Lease for the commencement of the term of the Lease to allow Tenant to do other work required by Tenant to make the Premises ready for Tenant's use and occupancy (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

        (a) Tenant shall give to Landlord a written request to have such access to the Premises not less than five (5) days prior to the date on which such access will commence, which written request shall contain or shall be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts and material purchase orders pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all plans and specifications pertaining to Tenant's Pre-Occupancy Work; (v) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work; (vi) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds) and instruments of indemnification against all claims, costs, expenses, damages and liabilities which may arise in connection with Tenant's Pre-Occupancy Work; and (vii) assurances of the ability of Tenant to pay for all of Tenant's Pre-Occupancy Work and/or a letter of credit or other security deemed appropriate by Landlord securing Tenant's lien-free completion of Tenant's Pre-Occupancy Work.

        (b) Such pre-term access by Tenant and its representatives shall be subject to scheduling by Landlord.

        (c) Tenant's employees, agents, contractors, workmen, mechanics, suppliers and invitees shall work in harmony and not interfere with Landlord or Landlord's agents in performing the Work and any Additional Work in the Premises, Landlord's work in other premises and in common areas of the Building, or the general operation of the Building. If at any time any such person representing Tenant shall cause or threaten to cause such disharmony or interference, including labor disharmony, and Tenant fails to immediately institute and maintain such corrective actions as directed by Landlord, then Landlord may withdraw such license upon twenty-four (24) hours' prior written notice to Tenant.

        (d) Any such entry into and occupancy of the Premises by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, specifically including the provisions of Section IX thereof (regarding Tenant's improvements and alterations to the Premises), and excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to property placed therein prior to the commencement of the term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to the Premises or to any portion of the Work or Additional Work caused by Tenant or any of Tenant's employees, agents, contractors, workmen or suppliers. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to Landlord or of other Building services, Tenant shall reimburse Landlord for such extra cost, and/or shall pay Landlord for such other building services at Landlord's standard rates then in effect.

     9. Lease Provisions.   The terms and provisions of the Lease, insofar as
        -----------------
they are applicable to this Work Letter are hereby incorporated herein by reference. All amounts payable by Tenant to Landlord hereunder shall be deemed to be additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all of the rights and remedies provided for in the Lease.

     10.  Miscellaneous.
          --------------

        (a) This Work Letter shall be governed by the laws of the state in which the Premises are located.

        (b) This Work Letter may not be amended except by a written instrument signed by the party or parties to be bound thereby.

        (c) Any person signing this Work Letter on behalf of Tenant warrants and represents he/she has authority to sign and deliver this Work Letter and bind Tenant.

        (d) Notices under this Work Letter shall be given in the same manner as under the Lease.

        (e) The headings set forth herein are for convenience only.

        (f) This Work Letter sets forth the entire agreement of Tenant and Landlord regarding the Work.

        (g) In the event that the final working drawings and specifications are included as part of the Initial Plan attached hereto, or in the event Landlord performs the Work without the necessity of preparing working drawings and specifications, then whenever the term "Working Drawings" is used in this Agreement, such term shall be deemed to refer to the Initial Plan and all supplemental plans and specifications approved by Landlord.

     11.  Exculpation of Landlord.  Notwithstanding anything to the contrary
          ------------------------
contained in this Work Letter, it is expressly understood and agreed by and between the parties hereto that:

        (a) The recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in this Work Letter (collectively "Landlord's Work Letter Undertakings") shall extend only to Landlord's interest in the real estate, of which the Premises demised under the Lease are a part (hereinafter, "Landlord's Real Estate") and not to any other assets of Landlord or its officers, directors or shareholders; and

        (b) Except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Work Letter Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, Heitman Capital Management LLC, Kennedy-Wilson Properties Ltd. or Kennedy-Wilson Pennsylvania Management Inc., or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.


     IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the 8th day of June, 2000.



TENANT:                                     LANDLORD:
-------                                     ---------

IGATE CAPITAL, INC.,                       FOSTER PLAZA HOLDING CORP.,
a Delaware corporation                     a Pennsylvania corporation

                                           By:  HEITMAN CAPITAL MANAGEMENT LLC,
                                                an Iowa limited liability
                                                Company, Investment Manager





By: __________________________________     By:______________________________


Its: __________________________________    Its:______________________________

                                   EXHIBIT C
                             RULES AND REGULATIONS
                             ---------------------

     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation or interests of Landlord and its tenants, provided that nothing herein contained shall be construed to prevent such access by persons with whom the tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

     2. No awnings or other projections shall be attached to the outside walls or surfaces of the Building nor shall the interior or exterior of any windows be coated without the prior written consent of Landlord. Except as otherwise specifically approved by Landlord, all electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and of a quality, type, design and bulb color approved by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

     3. No sign, picture, plaque, advertisement, notice or other material shall be exhibited, painted, inscribed or affixed by any tenant on any part of, or so as to be seen from the outside of, the Premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

     4. The toilets and wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

     5. No tenant or its officers, agents, employees or invitees shall mark, paint, drill into, or in any way deface any part of the Premises or the Building. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with the prior written consent of Landlord and as Landlord may direct.

     6. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises and no cooking shall be done or permitted by any tenant on the Premises except that microwave cooking in a UL-approved microwave oven and the preparation of coffee, tea, hot chocolate and similar items for the tenant and its employees and business visitors shall be permitted. Tenant shall not cause or permit any unusual or objectionable odors to escape from the Premises.

     7. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No tenant shall engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

     8. No tenant or its officers, agents, employees or invitees shall make, or permit to be made any unseemly or disturbing noises, sounds or vibrations or disturb or interfere with occupants of this or neighboring buildings or Premises or those having business with them whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

     9. No tenant or its officers, agents, employees or invitees shall throw anything out of doors, balconies or down the passageways.

     10. Tenant shall not maintain armed security in or about the Premises nor possess any weapons, explosives, combustibles or other hazardous devices in or about the Building and/or Premises.

     11. No tenant or its officers, agents, employees or invitees shall at any time use, bring or keep upon the Premises any flammable, combustible, explosive, foul or noxious fluid, chemical or substance, or do or permit anything to be done in the leased Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

     12. No additional locks or bolts of any kind, including combination locks, shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each tenant must, upon the termination of this tenancy, restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

     13. All removals, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which Landlord may determine form time to time. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the manager of the Building and under his or her supervision, and the persons employed by any tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord reserves the right to prohibit or impose conditions upon the installation in the Premises of heavy objects which might overload the building floors. Landlord will not be responsible for loss of or damage to any safes, freight, bulky articles or other property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the tenant.

     14. No tenant shall purchase or otherwise obtain for use in the Premises water, ice, towel, vending machine, janitorial, maintenance or other like services, or accept barbering or bootblacking services, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord.

     15. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building and upon written notice from Landlord any tenant shall refrain from or discontinue such advertising. No tenant shall use any graphic image of the Building or any part of the Building for advertising or public relations without Landlord's written permission.

     16. Landlord reserves the right to exclude from the Building between the hours of 10:00 p.m. and 7:00 a.m. and at all hours of Saturdays, Sundays and legal holidays all persons who do not present a valid access card. Landlord shall furnish access cards to persons for whom any tenant requests the same in writing. Each tenant shall be responsible for all persons for whom he requests access cards and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same, by closing of the gates and doors or otherwise, for the safety of the tenants and others and the protection of the Building and the property therein.

     17. Any outside contractor employed by any tenant, shall, while in the Building, be subject to the prior written approval of Landlord and subject to the Rules and Regulations of the Building. Tenant shall be responsible for all acts of such persons and Landlord shall not be responsible for any loss or damage to property in the Premises, however occurring.

     18. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress, and left locked when not in use.

     19. The requirements of tenants will be attended to only upon application to the Office of the Building.

     20. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

     21. All office equipment of any electrical or mechanical nature shall be placed by tenants in the Premises in setting approved by Landlord, to absorb or prevent any vibration, noise or annoyance.

     22. No air conditioning unit or other similar apparatus shall be installed or used by any tenant without the written consent of Landlord.

     23. There shall not be used in any space, or in the public halls of the Building either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

     24. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord. All such work shall be effected pursuant to permits issued by all applicable governmental authorities having jurisdiction.

     25. Solicitation by vendors with the intent of selling goods shall not be allowed in the Building.

     26. Tenants shall cooperate with Landlord in the conservation of energy used in or about the Building, including without limitation, cooperating with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes or other window coverings when the sun's rays fall directly on windows of the Premises, and closing windows and doors to prevent heat loss. Tenant shall not obstruct, alter or in any way impair the efficient operation of Landlord's heating, lighting, ventilating and air conditioning system. Tenant shall in general use heat, gas, electricity, air conditioning equipment and heating equipment in a manner compatible with sound energy conservation practices and standards.

     27. All parking areas, pedestrian walkways, plazas, and other public areas forming a part of the Building shall be under the sole and absolute control of Landlord with the exclusive right to regulate and control these areas. Tenant agrees to conform to the rules and regulations that may be established by Landlord for these areas from time to time.

     28. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

     29. Smoking is not permitted in any area of the Building. Tenant and its employees, agents, subtenants, contractors and invitees shall comply with this no smoking policy.

                                   EXHIBIT E
                           Suite Acceptance Agreement

Building Name/Address:
                      __________________________________________________________

Tenant Name:
            ____________________________________________________________________

Tenant Code: __________________________________   Suite Number: _______________

Management's Tenant Contact: _________________________ Phone: _________________

Gentlemen:

As a representative of the above referenced tenant, I/we have physically inspected the suite noted above and its improvements with ___________________________, a representative of

_________________________________ (name of KWP Corporation).  I/we accept the suite improvements as to compliance with all the requirements indicated in our lease, also including the following verified information below:

Lease Commencement Date:  ________________,  Occupancy Date_____________________

Lease Rent Start Date*:  __________________,  Actual Rent Start*:_______________

Lease Expiration Date:   __________________,  Actual Expiration Date: __________

Date Keys Delivered: ______________________________

Items requiring attention:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

*If these dates are not the same, attach documentation.

NOTE:  This inspection is to be made prior to tenant move-in.


Very truly yours,


_________________________________________

By:   _________________________

Its:  _________________________

Date: _________________________


Distribution
------------

Tenant
Tenant Lease File
Leasing Manager:    _____________________________
KWP Document Control:      ______________________
Regional Construction Manager:  _________________
Regional Engineering Manager:  __________________